[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND


ANNUAL REPORT

SEPTEMBER 30, 2003


ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS

   2003 ANNUAL REPORT

   PRESIDENTS' LETTER                                                       1

   SUMMARY INFORMATION                                                      2

   COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                       4

   THE OAKMARK FUND
      Letter from the Portfolio Managers                                    6
      Schedule of Investments                                               7

   THE OAKMARK SELECT FUND
      Letter from the Portfolio Managers                                   11
      Schedule of Investments                                              12

   THE OAKMARK SMALL CAP FUND
      Letter from the Portfolio Managers                                   14
      Schedule of Investments                                              16

   THE OAKMARK EQUITY AND INCOME FUND
      Letter from the Portfolio Managers                                   20
      Schedule of Investments                                              22

   THE OAKMARK GLOBAL FUND
      Letter from the Portfolio Managers                                   28
      Global Diversification Chart                                         30
      Schedule of Investments                                              31

   COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS       36

   THE OAKMARK INTERNATIONAL FUND
      Letter from the Portfolio Managers                                   38
      International Diversification Chart                                  39
      Schedule of Investments                                              40

   THE OAKMARK INTERNATIONAL SMALL CAP FUND
      Letter from the Portfolio Managers                                   45
      International Diversification Chart                                  46
      Schedule of Investments                                              47

   FINANCIAL STATEMENTS
      Statements of Assets and Liabilities                                 52
      Statements of Operations                                             54
      Statements of Changes in Net Assets                                  56
      Notes to Financial Statements                                        63

   TRUSTEES AND OFFICERS                                                   84

   OAKMARK PHILOSOPHY AND PROCESS                                          87

   THE OAKMARK GLOSSARY                                                    88

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENTS' LETTER

DEAR FELLOW SHAREHOLDERS,

The stock market continued its recent gains during the third calendar quarter. While each of our funds posted a positive return for the quarter, performance relative to our benchmarks was mixed. More importantly, with most broad indices posting strong double digit gains for the full fiscal year, most of our funds outperformed their benchmarks.

MARKET ASSESSMENT

The economy continues its recovery, which started at the end of 2002. While interest rates have risen, they still remain near record lows. Corporate earnings appear to be gaining strength and are providing more frequent positive surprises. Good economic news and strong consumer spending are tempered though, by concerns over the Iraqi conflict, a large budget deficit, and lack of jobs growth. While the market has posted sizable gains since the first quarter, returns have varied widely across the market--often rewarding promises of growth more than delivered results. As we look at the relative performance of our holdings we believe that much of the recent quarter's performance is more reflective of emotion than business fundamentals.

While the attractive valuation discounts we saw in early spring are not as prevalent today, we believe this has become more of a "stock pickers" market--where values exist, but are tougher to find. We believe that short-term emotional valuation swings, while sometimes painful, will in the long-term play to our strengths as disciplined, bottom-up investors.

CAPITAL GAIN DISTRIBUTIONS

We are pleased that with the exception of a small estimated capital gains distribution in The Oakmark Global Fund, we do not anticipate paying a capital gains distribution for any other funds this year. While this is not unusual for many mutual funds this year because of longer-term realized losses, it is unusual for a fund family like ours, where many of the funds fared well in the bear market and continue to reach new highs.

FUND TRADING

Most of you have no doubt heard about New York Attorney General Eliot Spitzer's investigation into market timing and trading practices at certain investment firms.

[PHOTO ROBERT M. LEVY AND JOHN R. RAITT]

We are very troubled by those allegations involving other fund companies, as they erode investor confidence in the mutual fund industry. Trust is essential to our business and once lost, it is hard to earn back. Our position on the kind of activities alleged by Mr. Spitzer is clear. We believe that market timers hurt the returns of long-term investors in our funds. Market timers are unwelcome in our funds and are not provided any special breaks. We have redemption fees in place for most of our funds to discourage market timers and we police subscription and redemption activity to catch other timers. In regard to "after-hours" trading, our position is also straightforward: we don't permit it, period. We believe we have taken proper steps to prevent this from happening in our funds. We hope for a clear and rapid solution to these issues in order to regain investor confidence in the industry. If you want to know more about our position on this subject, please visit our web site at www.oakmark.com.

Thank you for entrusting your long-term assets to The Oakmark Family of Funds. We welcome your comments and questions; you can reach us via email at ContactOakmark@oakmark.com.


/s/ Robert M. Levy           /s/ John R. Raitt

ROBERT M. LEVY               JOHN R. RAITT
PRESIDENT                    PRESIDENT AND CEO
OF THE OAKMARK FUNDS         OF HARRIS ASSOCIATES L.P.
CHAIRMAN AND CIO
OF HARRIS ASSOCIATES L.P.

THE OAKMARK FAMILY OF FUNDS

   SUMMARY INFORMATION

                                                                      THE OAKMARK                       THE OAKMARK
PERFORMANCE FOR                     THE OAKMARK                         SELECT                           SMALL CAP
PERIOD ENDED                           FUND                              FUND                              FUND
SEPTEMBER 30, 2003(1)                 (OAKMX)                           (OAKLX)                           (OAKSX)
-----------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                               0.33%                               0.04%                           5.79%
-----------------------------------------------------------------------------------------------------------------------------
6 MONTHS*                              17.33%                              16.24%                          23.69%
-----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                 20.99%                              27.25%                          21.84%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                8.73%                              11.30%                           5.67%
-----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                5.11%                              17.42%                           7.25%
-----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                              10.73%                                N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                      16.50%                              21.20%                           9.99%
                                     (8/5/91)                           (11/1/96)                       (11/1/95)
-----------------------------------------------------------------------------------------------------------------------------
  VALUE OF $10,000
  FROM INCEPTION DATE              $  64,034                           $  37,820                       $  21,255
-----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY HOLDINGS    Washington                         Washington                      eFunds
AS OF SEPTEMBER 30,          Mutual, Inc.            3.8%       Mutual, Inc.         18.1%      Corporation               4.7%
2003(2)                     H&R Block, Inc.          2.7%      H&R Block, Inc.        7.5%     Ralcorp Holdings, Inc.     4.5%
                            Fannie Mae               2.5%      Yum! Brands, Inc.      5.4%     Checkpoint
COMPANY AND % OF TOTAL      McDonald's                         The Kroger Co.         4.5%      Systems, Inc.             4.4%
NET ASSETS                   Corporation             2.4%      First Data                      Hanger Orthopedic
                            Yum! Brands, Inc.        2.3%       Corporation           4.4%      Group, Inc.               4.2%
                                                                                               BankAtlantic
                                                                                                Bancorp, Inc.,
                                                                                                Class A                   4.1%
-----------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES         Retail                  10.0%      Banks & Thrifts       18.1%     Computer Software          8.7%
AS OF SEPTEMBER 30, 2003    Pharmaceuticals          8.5%      Other Consumer                  Banks & Thrifts            8.4%
                            Food & Beverage          8.3%       Goods & Services     11.6%     Food & Beverage            7.7%
                            Banks & Thrifts          7.0%      Retail                10.8%     Medical Products           7.3%
INDUSTRIES AND % OF TOTAL   Other Consumer                     Information Services   7.1%     Oil & Natural Gas          5.6%
NET ASSETS                   Goods & Services        6.3%      Pharmaceuticals        6.8%
-----------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

                                    THE OAKMARK                       THE OAKMARK
PERFORMANCE FOR                      EQUITY AND                         GLOBAL
PERIOD ENDED                        INCOME FUND                          FUND
SEPTEMBER 30, 2003(1)                 (OAKBX)                           (OAKGX)
------------------------------------------------------------------------------------------
3 MONTHS*                               2.01%                               9.55%
------------------------------------------------------------------------------------------
6 MONTHS*                              15.47%                              46.25%
------------------------------------------------------------------------------------------
1 YEAR                                 19.75%                              50.27%
------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                               10.89%                              17.63%
------------------------------------------------------------------------------------------
  5 YEAR                               13.25%                                N/A
------------------------------------------------------------------------------------------
  10 YEAR                                N/A                                 N/A
------------------------------------------------------------------------------------------
  SINCE INCEPTION                      14.04%                              14.83%(3)
                                    (11/1/95)                            (8/4/99)
------------------------------------------------------------------------------------------
  VALUE OF $10,000
  FROM INCEPTION DATE             $   28,308                           $  17,774
------------------------------------------------------------------------------------------
TOP FIVE EQUITY HOLDINGS    Synopsys, Inc.           2.6%      Diageo plc             5.9%
AS OF SEPTEMBER 30,         Watson Pharmaceuticals             Nestle SA              4.5%
2003(2)                      Inc.                    2.4%      Fannie Mae             4.0%
                            First Health Group                 First Health Group
COMPANY AND % OF TOTAL       Corp.                   2.4%       Corp.                 3.9%
NET ASSETS                  SAFECO Corporation       2.3%      Aventis S.A.           3.8%
                            Diageo plc               2.3%

------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES         U.S. Government                    Food & Beverage       11.3%
AS OF SEPTEMBER 30, 2003      Notes                 27.2%      Pharmaceuticals        9.8%
                            Oil & Natural Gas        5.8%      Other Financial        9.2%
                            Health Care Services     4.8%      Information Services   7.0%
INDUSTRIES AND % OF TOTAL   Food & Beverage          4.6%      Retail                 5.8%
NET ASSETS                  Aerospace & Defense      4.2%
------------------------------------------------------------------------------------------

                                     THE OAKMARK                      THE OAKMARK
PERFORMANCE FOR                     INTERNATIONAL                    INTERNATIONAL
PERIOD ENDED                            FUND                         SMALL CAP FUND
SEPTEMBER 30, 2003(1)                 (OAKIX)                           (OAKEX)
------------------------------------------------------------------------------------------
3 MONTHS*                               7.70%                              14.12%
------------------------------------------------------------------------------------------
6 MONTHS*                              35.09%                              47.42%
------------------------------------------------------------------------------------------
1 YEAR                                 29.97%                              39.78%
------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                               3.61%                              11.14%
------------------------------------------------------------------------------------------
   5 YEAR                              13.21%                              20.03%
------------------------------------------------------------------------------------------
   10 YEAR                              8.53%                                N/A
------------------------------------------------------------------------------------------
   SINCE INCEPTION                     10.62%                               9.46%
                                    (9/30/92)                           (11/1/95)
------------------------------------------------------------------------------------------
   VALUE OF $10,000
   FROM INCEPTION DATE             $  30,368                           $  20,465
------------------------------------------------------------------------------------------
TOP FIVE EQUITY HOLDINGS    Diageo plc               3.7%      Baycorp Advantage
AS OF SEPTEMBER 30,         GlaxoSmithKline plc      3.6%       Limited               4.6%
2003(2)                     Nestle SA                3.2%      Bulgari S.p.A.         3.7%
                            Aventis S.A.             3.2%      Neopost SA             3.6%
COMPANY AND % OF TOTAL      Henkel KGaA              3.1%      Gurit-Heberlein AG     3.6%
NET ASSETS                                                     Schindler Holding AG   3.5%

------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES         Food & Beverage         14.2%      Retail                 9.3%
AS OF SEPTEMBER 30, 2003    Pharmaceuticals         11.4%      Machinery & Industrial
                            Banks & Thrifts         11.0%       Processing            8.1%
INDUSTRIES AND % OF TOTAL   Other Financial          7.6%      Airport Maintenance    6.5%
NET ASSETS                  Chemicals                6.5%      Diversified
                                                                Conglomerates         6.3%
                                                               Food & Beverage        5.9%
------------------------------------------------------------------------------------------

THE OAKMARK AND OAKMARK SELECT FUNDS

AT OAKMARK, WE LOOK FOR STOCKS WITH PRICES LESS THAN 60% OF INTRINSIC VALUE, WITH INTRINSIC VALUE THAT IS LIKELY TO GROW AND WITH MANAGEMENT THAT ACTS IN THE INTEREST OF OUTSIDE SHAREHOLDERS. THE COMBINATION OF THESE FACTORS CREATES OUR BIGGEST COMPETITIVE ADVANTAGE--THE ABILITY TO BE MORE PATIENT THAN MOST INVESTORS.

[PHOTO OF WILLIAM C. NYGREN]

Next quarter when you notice that we no longer own AOL, don't assume that we sold our position. In a press release last month, AOL announced they would change their name back to Time Warner Inc. This was an acknowledgement that the company's future belongs more to their outstanding portfolio of traditional media assets than to their Internet access company. Jerry Levin and Steve Case, the CEOs who four years ago united these companies in what they referred to as the "merger of the century", have both since resigned. AOL stock, which traded at nearly $100 in the Internet bubble, today is priced at just $15. Though we believe it is significantly undervalued, it will almost certainly fail to produce a profit for those who bought into the merger hype.

The success of corporate strategies, business leaders, and, yes, portfolio managers can only be determined after long periods of time. Perhaps that's what makes reading old business books so entertaining. Bookstores are filled with newly published texts promoting recently successful business strategies. On the bargain counter, one of our portfolio managers found one such book, LESSONS FROM THE TOP(4) by Neff and Citrin. (As we've said before, our value approach is deeply ingrained!) It was written in 1999 during the peak of the "Marquee CEO" approach to investing as a study of "the 50 most successful business leaders in America." Since one of our three key stock selection criteria is investing with good management, I decided to give the book a quick read.

To their credit, the authors concluded that successful business leaders share common traits such as a passion for their work, strong competitive drives, clarity of thought, and the ability to clearly communicate those thoughts. (Not coincidentally, we believe these traits are also shared by successful investors.) But what makes the book more entertaining today is how events of the past four years have changed the way we read the quotes. Tyco CEO Dennis Kozlowski's claim that "there is a lot one person can do" was read differently in 1999 than it is today after Tyco's turmoil. When Bernie Ebbers from WorldCom said, "I look at my stewardship of this company as an opportunity that the Lord has given me," or when Ken Lay attributed the strength of Enron's culture to, "my basic value system" it didn't produce the sighs or smirks it does today. Yes, all three of them were considered Top 50 business leaders (as was AOL's Steve Case) just four short years ago! In fairness, among the Top 50 were also many CEOs still considered exceptional such as Michael Dell of Dell Computer, Herb Kelleher of Southwest Airlines, and Bob Tillman of Lowe's. Their companies have each enjoyed four great years since the book was written. So, how would an investor who bought stock in all the profiled companies have faired over the past four years? Unfortunately, not too well. An investor who equal-weighted positions would have underperformed the equal-weighted S&P 500 by about three percentage points. Likewise, an investor who weighted positions based on market capitalization would have underperformed the cap-weighted S&P 500 by a similar amount.

Why does this sort of investment strategy almost always fail? After all, the authors went to great lengths to make sure their selections were based on solid quantitative measures of excellence that were free of industry bias. Though their approach was very logical, stock market prices generally incorporate the obvious. Investors were aware of these excellent leaders' track records and had bid up prices of these stocks. Simply put, betting on a single-factor model rarely outperforms the market. If you buy the highest growth or best-managed companies, the stocks' valuations are generally too high to make the strategy work. Likewise, if you buy only the cheapest stocks, you end up with too many businesses that have either stopped growing or are poorly managed.

That's why at The Oakmark Family we utilize a three-pronged approach to stock selection. We aren't necessarily

[SIDENOTE]

                                   HIGHLIGHTS

-   We seek to avoid overvalued, low-growth, or poorly managed companies.

-   Our investment approach has been consistent over time.

-   Only shareholders with long time horizons should buy our funds.

looking for the statistically cheapest stocks, but we are looking for stocks priced at a bigger discount to business value than most. We don't require our businesses to be the fastest growers, but we do want the combination of dividend yield and projected per-share value growth to be at least average. And we don't require the managements to be recognized as among America's most successful business leaders, but we do require them to be smart, honest, and working to further the shareholders' interests. Although we make our share of mistakes, when we find a business that is growing, being managed to benefit shareholders, and is priced at a discount to business value, we can purchase the stock with the knowledge that, given time, the price and the value will usually converge.

We write these reports with the goal of helping shareholders and potential shareholders better understand how we approach investing their money. On our website we include all the quarterly reports we have written since 1997 and our annual reports from two years before that. Our hope is that by reading a history of these reports, one would know what to expect from us. The danger of allowing access to our old reports is that our mistakes, much like those in the Top CEOs book, may look even more glaring in hindsight. The benefit to those studying our funds is that history can be revisited and one can see what we were saying back then. You can see what we got wrong on stocks like USG Corp or Electronic Data Systems. You can also see what we got right on stocks we still own, like Washington Mutual, and on those we fortunately never owned, like the Internet stocks. But most importantly, you can see that our investment approach has been consistent throughout The Oakmark Family's history.

Our reports also explain our thinking on the importance of protecting shareholders. Over the past quarter, mutual fund industry news was dominated by allegations about special privileges being accorded to hyper-active traders. Following the negative publicity, market timers now seem to be universally hated. Interestingly, just two years ago US Congressman Thomas Tancredo wrote a letter to the SEC Chairman expressing concern about the industry's "increasingly discriminatory practices towards market timers."(5) He further stated, "I have an issue with these nefarious attempts by mutual fund families to limit this key benefit (the flexibility to buy and sell at will) that they have been promising." Amazing how fast the winds change! You don't have to wonder what Oakmark's attitude was back then towards timers. You can read our quarterly letter from June 1999 when we put redemption fees on those funds that appealed to market timers. From day one, we have told potential investors that our funds were only suited to investors who have the same long-term time horizon that we use when selecting stocks. When, despite our efforts to thwart frequent traders, we found them using our funds, we instituted redemption fees that eliminated the profit potential from their trades. All of The Oakmark Family portfolio managers have made substantial personal investments in our mutual funds--it gives us the same economic alignment with our shareholders that we look for in the companies in which we invest.

Best wishes,


/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

PS: Last quarter this report discussed the Michael Lewis book MONEYBALL and the successful use in baseball of a value investing strategy by Billy Beane, General Manager of the Oakland Athletics. Congratulations to Mr. Beane on another in a string of successful seasons for his penny-pinching American League Western Division champs! And congratulations to our hometown favorites, the Chicago Cubs, on their first of what is hopefully a long string of division championships!

THE OAKMARK FUND

   REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN AND KEVIN GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/03) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(6)

                                   THE OAKMARK FUND        S&P 500
  8/1/1991                               $   10,000     $   10,000
12/31/1991                               $   13,020     $   10,909
 3/31/1992                               $   14,690     $   10,634
 6/30/1992                               $   15,230     $   10,836
 9/30/1992                               $   16,800     $   11,178
12/31/1992                               $   19,386     $   11,741
 3/31/1993                               $   20,927     $   12,253
 6/30/1993                               $   21,494     $   12,313
 9/30/1993                               $   23,095     $   12,631
12/31/1993                               $   25,300     $   12,924
 3/31/1994                               $   24,242     $   12,434
 6/30/1994                               $   24,951     $   12,486
 9/30/1994                               $   26,663     $   13,097
12/31/1994                               $   26,138     $   13,095
 3/31/1995                               $   28,539     $   14,370
 6/30/1995                               $   30,303     $   15,741
 9/30/1995                               $   32,841     $   16,992
12/31/1995                               $   35,134     $   18,015
 3/31/1996                               $   36,386     $   18,982
 6/30/1996                               $   37,661     $   19,834
 9/30/1996                               $   37,945     $   20,447
12/31/1996                               $   40,828     $   22,152
 3/31/1997                               $   42,456     $   22,746
 6/30/1997                               $   48,917     $   26,716
 9/30/1997                               $   52,009     $   28,717
12/31/1997                               $   54,132     $   29,542
 3/31/1998                               $   59,517     $   33,663
 6/30/1998                               $   57,909     $   34,775
 9/30/1998                               $   49,899     $   31,316
12/31/1998                               $   56,155     $   37,985
 3/31/1999                               $   55,888     $   39,877
 6/30/1999                               $   62,332     $   42,688
 9/30/1999                               $   53,882     $   40,023
12/31/1999                               $   50,277     $   45,977
 3/31/2000                               $   45,767     $   47,032
 6/30/2000                               $   46,950     $   45,783
 9/30/2000                               $   49,815     $   45,339
12/31/2000                               $   56,201     $   41,791
 3/31/2001                               $   60,342     $   36,837
 6/30/2001                               $   65,927     $   38,993
 9/30/2001                               $   59,986     $   33,269
12/31/2001                               $   66,479     $   36,824
 3/31/2002                               $   69,250     $   36,926
 6/30/2002                               $   63,463     $   31,979
 9/30/2002                               $   52,927     $   26,454
12/31/2002                               $   56,902     $   28,686
 3/31/2003                               $   54,576     $   27,783
 6/30/2003                               $   63,826     $   32,059
 9/30/2003                               $   64,034     $   32,907

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)
                                                       (AS OF 9/30/03)

                                                                                                              SINCE
                                   TOTAL RETURN                                                             INCEPTION
                                  LAST 3 MONTHS*        1-YEAR             5-YEAR            10-YEAR         (8/5/91)
---------------------------------------------------------------------------------------------------------------------
OAKMARK FUND                           0.33%             20.99%              5.11%             10.73%        16.50%
S&P 500                                2.65%             24.40%              1.00%             10.04%        10.29%
Dow Jones Average(9)                   3.91%             25.13%              5.32%             12.35%        12.12%
Lipper Large Cap
  Value Index(10)                      1.95%             22.65%              2.00%              8.92%         9.78%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Fund increased in value by less than 1% last quarter bringing the fiscal year to a 21% increase. The quarter was disappointing relative to gains achieved in the market averages--the S&P 500 gained 3% and the NASDAQ(7) added to its great year by rising another 10%. The technology stocks were very strong, and we own almost none of them. We maintain that their premium prices--particularly versus high quality non-technology stocks--are a result of overly positive investor sentiment rather than fundamental value. Even our one traditional technology holding, Sun Microsystems, was among our worst performers in the quarter. The reason Sun appeals to us--high book value, large cash balance, large sales base, high R&D spending--is of no interest to today's tech stock buyers that seem to focus only on earnings growth. Our pharmaceutical stocks also lost money in the quarter. We continue to believe that these companies have above-average futures and therefore deserve to sell at above-average multiples. Looking across our portfolio, we are generally very pleased with how the businesses are performing. That gives us confidence about the stocks as we look ahead to next year. During the quarter, we sold the Medco shares we received from the Merck spinoff and we added one new holding, AFLAC.

AFLAC INC. (AFL--$31)

We have been a fan of AFLAC since the duck made his television debut several years ago! Those funny commercials have not only brought many smiles, but have quickly made the AFLAC name one of the insurance industry's most recognized. AFLAC's strong track record during the 1990's, (20% compounded annual earnings growth), caused the stock to reach a high of $37 in 2000, which was over thirty times earnings. Despite achieving rapid growth in the US market, the majority of AFLAC's sales and income still comes from Japan where it is the leading provider of supplemental medical insurance. While growth has slowed in the US, profit growth in Japan remains robust. With projected growth "just" in the low teens, the stock fell below $30. Selling at less than half its peak P/E(8) multiple, just over fourteen times our earnings estimate for next year, we believe AFLAC is another on our growing list of excellent businesses priced below the market multiple.

Best wishes,


/s/ William C. Nygren            /s/ Kevin Grant

WILLIAM C. NYGREN, CFA           KEVIN GRANT, CFA
Portfolio Manager                Portfolio Manager
bnygren@oakmark.com              kgrant@oakmark.com

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.7%

FOOD & BEVERAGE--8.3%
    General Mills, Inc.                                                1,805,000     $     84,961,350
    Kraft Foods Inc.                                                   2,845,000           83,927,500
    Diageo plc (b)                                                     1,821,000           80,397,150
    H.J. Heinz Company                                                 2,310,000           79,186,800
    Anheuser-Busch Companies, Inc.                                     1,400,000           69,076,000
                                                                                     ----------------
                                                                                          397,548,800
HOUSEHOLD PRODUCTS--1.3%
    The Clorox Company                                                 1,390,200     $     63,768,474

OTHER CONSUMER GOODS & SERVICES--6.3%
    H&R Block, Inc. (c)                                                3,029,300     $    130,714,295
    Fortune Brands, Inc.                                               1,745,600           99,062,800
    Mattel, Inc.                                                       3,839,800           72,802,608
                                                                                     ----------------
                                                                                          302,579,703
BROADCASTING & PROGRAMMING--2.2%
    Liberty Media Corporation, Class A (a)                             7,399,400     $     73,772,018
    The Walt Disney Company                                            1,500,000           30,255,000
                                                                                     ----------------
                                                                                          104,027,018
BUILDING MATERIALS & CONSTRUCTION--1.8%
    Masco Corporation                                                  3,533,000     $     86,487,840

CABLE SYSTEMS & SATELLITE TV--6.1%
    General Motors Corporation,
      Class H (Hughes Electronics Corporation) (a)                     6,100,000     $     87,291,000
    AOL Time Warner Inc. (a)(d)                                        5,727,700           86,545,547
    EchoStar Communications Corporation (a)                            2,075,000           79,410,250
    Comcast Corporation, Special Class A (a)                           1,300,000           38,402,000
                                                                                     ----------------
                                                                                          291,648,797
HARDWARE--1.6%
    The Black & Decker Corporation                                     1,922,200     $     77,945,210

MOTORCYCLES--1.6%
    Harley-Davidson, Inc.                                              1,575,000     $     75,915,000

PUBLISHING--2.7%
    Gannett Co., Inc.                                                    884,500     $     68,601,820
    Knight-Ridder, Inc.                                                  916,000           61,097,200
                                                                                     ----------------
                                                                                          129,699,020
RECREATION & ENTERTAINMENT--1.2%
    Carnival Corporation (e)                                           1,678,300     $     55,199,287

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.7% (CONT.)

RESTAURANTS--4.7%
    McDonald's Corporation                                             4,900,000     $    115,346,000
    Yum! Brands, Inc (a)                                               3,674,000          108,823,880
                                                                                     ----------------
                                                                                          224,169,880
RETAIL--10.0%
    The Home Depot, Inc.                                               3,281,500     $    104,515,775
    The Kroger Co. (a)                                                 5,790,000          103,467,300
    The Gap, Inc.                                                      4,776,700           81,777,104
    Safeway Inc. (a)                                                   3,327,000           76,321,380
    J.C. Penney Company, Inc.                                          3,502,900           74,856,973
    Toys 'R' Us, Inc. (a)(c)                                           3,125,000           37,593,750
                                                                                     ----------------
                                                                                          478,532,282
BANK & THRIFTS--7.0%
    Washington Mutual, Inc.                                            4,587,300     $    180,602,001
    U.S. Bancorp                                                       3,700,000           88,763,000
    The Bank of New York Company, Inc.                                 2,300,000           66,953,000
                                                                                     ----------------
                                                                                          336,318,001
INSURANCE--3.2%
    MGIC Investment Corporation                                        1,640,600     $     85,426,042
    AFLAC Incorporated                                                 2,067,000           66,764,100
                                                                                     ----------------
                                                                                          152,190,142
OTHER FINANCIAL--2.4%
    Fannie Mae                                                         1,670,000     $    117,234,000

HEALTH CARE SERVICES--1.1%
    AmerisourceBergen Corp                                             1,000,000     $     54,050,000

MEDICAL PRODUCTS--2.5%
    Baxter International Inc.                                          2,500,000     $     72,650,000
    Guidant Corporation                                                  956,700           44,821,395
                                                                                     ----------------
                                                                                          117,471,395
PHARMACEUTICALS--8.5%
    Bristol-Myers Squibb Company                                       3,750,000     $     96,225,000
    Merck & Co., Inc.                                                  1,850,000           93,647,000
    Abbott Laboratories                                                2,050,000           87,227,500
    Schering-Plough Corporation                                        5,100,000           77,724,000
    Chiron Corporation (a)                                               999,000           51,638,310
                                                                                     ----------------
                                                                                          406,461,810
TELECOMMUNICATIONS--1.8%
    Sprint Corporation                                                 5,741,800     $     86,701,180

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.7% (CONT.)

COMPUTER SERVICES--4.8%
    First Data Corporation                                             2,513,800     $    100,451,448
    SunGard Data Systems, Inc. (a)                                     3,203,700           84,289,347
    Automatic Data Processing, Inc.                                    1,200,000           43,020,000
                                                                                     ----------------
                                                                                          227,760,795
COMPUTER SYSTEMS--1.2%
    Sun Microsystems, Inc. (a)                                        17,450,000     $     57,759,500

OFFICE EQUIPMENT--1.4%
    Xerox Corporation (a)                                              6,472,400     $     66,406,824

AEROSPACE & DEFENSE--2.6%
    Honeywell International, Inc.                                      3,250,000     $     85,637,500
    The Boeing Company                                                 1,152,800           39,575,624
                                                                                     ----------------
                                                                                          125,213,124
OTHER INDUSTRIAL GOODS & SERVICES--0.8%
    Illinois Tool Works Inc.                                             604,200     $     40,034,292

WASTE DISPOSAL--1.9%
    Waste Management, Inc.                                             3,474,300     $     90,922,431

OIL & NATURAL GAS--3.2%
    ConocoPhillips                                                     1,435,335     $     78,584,591
    Burlington Resources, Inc.                                         1,571,100           75,727,020
                                                                                     ----------------
                                                                                          154,311,611
ELECTRIC UTILITIES--1.5%
    Duke Energy Corporation                                            3,997,700     $     71,199,037

    TOTAL COMMON STOCKS (COST: $3,864,754,742)                                          4,391,555,453

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--8.4%

U.S. GOVERNMENT BILLS--5.0%
    United States Treasury Bills, 0.845% - 0.93%
      due 10/2/2003 - 11/28/2003                                $    240,000,000     $    239,824,096

    TOTAL U.S. GOVERNMENT BILLS (COST: $239,816,491)                                      239,824,096

REPURCHASE AGREEMENTS--3.4%
    IBT Repurchase Agreement, 0.95%
      due 10/1/2003, repurchase price $160,004,222
      collateralized by U.S. Government Agency Securities       $    160,000,000     $    160,000,000
    IBT Repurchase Agreement, 0.75%
      due 10/1/2003, repurchase price $1,752,013
      collateralized by a U.S. Government Agency Security              1,751,976            1,751,976

    TOTAL REPURCHASE AGREEMENTS (COST: $161,751,976)                                      161,751,976

    TOTAL SHORT TERM INVESTMENTS (COST: $401,568,467)                                     401,576,072

    Total Investments (Cost $4,266,323,209)--100.1%                                  $  4,793,131,525
    Other Liabilities In Excess Of Other Assets--(0.1%)                                    (2,616,390)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  4,790,515,135
                                                                                     ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(d) Effective October 16, 2003, AOL Time Warner Inc. changed its name to Time Warner Inc.
(e) Represents a foreign domiciled corporation.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

    REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN AND HENRY R. BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (9/30/03) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(6)

                            THE OAKMARK SELECT FUND        S&P 500
10/31/1996                               $   10,000     $   10,000
12/31/1996                               $   11,420     $   10,543
 3/31/1997                               $   12,140     $   10,826
 6/30/1997                               $   14,180     $   12,715
 9/30/1997                               $   16,340     $   13,668
12/31/1997                               $   17,704     $   14,060
 3/31/1998                               $   20,078     $   16,021
 6/30/1998                               $   20,462     $   16,551
 9/30/1998                               $   16,936     $   14,904
12/31/1998                               $   20,575     $   18,078
 3/31/1999                               $   22,766     $   18,979
 6/30/1999                               $   24,482     $   20,317
 9/30/1999                               $   22,028     $   19,048
12/31/1999                               $   23,557     $   21,882
 3/31/2000                               $   25,667     $   22,384
 6/30/2000                               $   24,324     $   21,790
 9/30/2000                               $   27,432     $   21,578
12/31/2000                               $   29,637     $   19,890
 3/31/2001                               $   32,826     $   17,532
 6/30/2001                               $   35,865     $   18,558
 9/30/2001                               $   34,496     $   15,834
12/31/2001                               $   37,359     $   17,526
 3/31/2002                               $   38,306     $   17,574
 6/30/2002                               $   35,206     $   15,220
 9/30/2002                               $   29,720     $   12,590
12/31/2002                               $   32,699     $   13,653
 3/31/2003                               $   32,535     $   13,223
 6/30/2003                               $   37,806     $   15,258
  9/3/2003                               $   37,820     $   15,662

                                                ANNUAL AVERAGE TOTAL RETURNS(1)
                                                      (AS OF 9/30/03)

                                                                                       SINCE
                                     TOTAL RETURN                                    INCEPTION
                                    LAST 3 MONTHS*        1-YEAR         5-YEAR      (11/1/96)
----------------------------------------------------------------------------------------------
OAKMARK SELECT FUND                       0.04%           27.25%         17.42%        21.20%
S&P 500                                   2.65%           24.40%          1.00%         6.70%
S&P MidCap 400(11)                        6.59%           26.81%         11.96%        12.70%
Lipper Mid Cap Value Index(12)            6.17%           29.17%          9.30%         8.39%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Select Fund increased last quarter by 1 cent, so let's just call it a flat quarter. For the fiscal year so far, the increase has been 27%. Although the quarter was disappointing relative to a 3% gain in the S&P 500, the nine-month increase is still a bit more than the S&P 500. The stock market has been strong this year, far outpacing returns from other asset classes. The strongest part of the market has been tech stocks. We don't own any because we only buy stocks that we believe are selling at less than 60% of business value, and most technology names fail that test miserably. We are very pleased that gains in stocks such as Washington Mutual, IMS Health, and Xerox have allowed us to keep pace with the market despite having zero exposure to its hottest sector.

In the quarter just ended, our two worst performers were Washington Mutual and Janus. Washington Mutual gave back some of its first half increase as the mortgage refinancing boom was halted by higher interest rates. We believe that Washington Mutual's earnings will continue to grow despite declining refinancings and that its biggest, though underpublicized, positive is its increasing share of primary checking accounts, which should allow its continued rapid growth in retail banking. Priced at less than half the market P/E(8) multiple, with twice the dividend yield, Washington Mutual's future is being seriously underestimated in our opinion. Janus, though still up on the year, lost 15% in the quarter following allegations of allowing rapid traders into their mutual funds. Unfortunately, the strength of Janus' brand has been confirmed by the publicity these matters received. We are continuing to hold our Janus stock because it is priced at a large discount to other money management firms. Unless new information causes us to believe that discount is deserved, we are likely to continue holding this position.

Thank you for your continued support,


/s/ William C. Nygren                       /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA                      HENRY R. BERGHOEF, CFA
Portfolio Manager                           Portfolio Manager
bnygren@oakmark.com                         berghoef@oakmark.com

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8%

OTHER CONSUMER GOODS & SERVICES--11.6%
    H&R Block, Inc. (b)                                                8,859,800     $    382,300,370
    Mattel, Inc.                                                      10,955,400          207,714,384
                                                                                     ----------------
                                                                                          590,014,754
CABLE SYSTEMS & SATELLITE TV--3.8%
    AOL Time Warner Inc. (a)(c)                                       12,710,000     $    192,048,100

HOTELS & MOTELS--2.7%
    Starwood Hotels & Resorts Worldwide, Inc.                          3,880,000     $    135,024,000

INFORMATION SERVICES--7.1%
    The Dun & Bradstreet Corporation (a)(b)                            4,534,900     $    188,379,746
    Moody's Corporation                                                3,123,600          171,704,292
                                                                                     ----------------
                                                                                          360,084,038
PUBLISHING--3.4%
    Knight-Ridder, Inc.                                                2,606,500     $    173,853,550

RESTAURANTS--5.4%
    Yum! Brands, Inc (a)                                               9,307,000     $    275,673,340

RETAIL--10.8%
    The Kroger Co. (a)                                                12,675,700     $    226,514,759
    Toys 'R' Us, Inc. (a)(b)                                          13,698,500          164,792,955
    Office Depot, Inc. (a)                                            11,384,900          159,957,845
                                                                                     ----------------
                                                                                          551,265,559
BANK & THRIFTS--18.1%
    Washington Mutual, Inc.                                           23,351,400     $    919,344,618

INVESTMENT MANAGEMENT--2.5%
    Janus Capital Group, Inc.                                          9,169,600     $    128,099,312

HEALTH CARE SERVICES--4.1%
    IMS Health Incorporated                                            9,903,441     $    208,962,605

PHARMACEUTICALS--6.8%
    Bristol-Myers Squibb Company                                       6,840,200     $    175,519,532
    Chiron Corporation (a)                                             3,292,000          170,163,480
                                                                                     ----------------
                                                                                          345,683,012
TELECOMMUNICATIONS--4.1%
    Sprint Corporation                                                13,834,600     $    208,902,460

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

COMPUTER SERVICES--4.4%
    First Data Corporation                                             5,630,400     $    224,990,784

OFFICE EQUIPMENT--3.9%
    Xerox Corporation (a)                                             19,354,700     $    198,579,222

OIL & NATURAL GAS--4.1%
    Burlington Resources, Inc.                                         4,326,800     $    208,551,760

    TOTAL COMMON STOCKS (COST: $3,484,167,653)                                          4,721,077,114

SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--4.7%
    United States Treasury Bills, 0.77% - 1.015%
      due 10/9/2003 - 12/18/2003                                 $   240,000,000     $    239,731,710

    TOTAL U.S. GOVERNMENT BILLS (COST: $239,719,675)                                      239,731,710

REPURCHASE AGREEMENTS--2.7%
    IBT Repurchase Agreement, 0.95%
      due 10/1/2003, repurchase price $134,503,549
      collateralized by U.S. Government Agency Securities        $   134,500,000     $    134,500,000
    IBT Repurchase Agreement, 0.75%
      due 10/1/2003, repurchase price $741,235
      collateralized by a U.S. Government Agency Security                741,220              741,220

    TOTAL REPURCHASE AGREEMENTS (COST: $135,241,220)                                      135,241,220

    TOTAL SHORT TERM INVESTMENTS (COST: $374,960,895)                                     374,972,930

    Total Investments (Cost $3,859,128,548)--100.2%                                  $  5,096,050,044
    Other Liabilities In Excess Of Other Assets--(0.2%)                                    (9,962,774)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  5,086,087,270
                                                                                     ================

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c) Effective October 16, 2003, AOL Time Warner Inc. changed its name to Time Warner Inc.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

    REPORT FROM JAMES P. BENSON AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON AND EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/03) AS COMPARED TO THE RUSSELL 2000 INDEX(13)

                     THE OAKMARK SMALL CAP FUND        RUSSELL 2000
10/31/1995                           $   10,000          $   10,000
12/31/1995                           $   10,330          $   10,695
 3/31/1996                           $   11,460          $   11,241
 6/30/1996                           $   12,470          $   11,803
 9/30/1996                           $   13,250          $   11,843
12/31/1996                           $   14,440          $   12,459
 3/31/1997                           $   15,220          $   11,815
 6/30/1997                           $   17,660          $   13,730
 9/30/1997                           $   20,340          $   15,774
12/31/1997                           $   20,290          $   15,245
 3/31/1998                           $   21,732          $   16,779
 6/30/1998                           $   20,467          $   15,997
 9/30/1998                           $   14,976          $   12,774
12/31/1998                           $   17,620          $   14,857
 3/31/1999                           $   16,069          $   14,051
 6/30/1999                           $   18,205          $   16,237
 9/30/1999                           $   16,558          $   15,210
12/31/1999                           $   16,224          $   18,015
 3/31/2000                           $   15,974          $   19,292
 6/30/2000                           $   15,926          $   18,562
 9/30/2000                           $   18,014          $   18,768
12/31/2000                           $   16,937          $   17,471
 3/31/2001                           $   17,816          $   16,335
 6/30/2001                           $   21,218          $   18,688
 9/30/2001                           $   18,026          $   14,788
12/31/2001                           $   21,391          $   17,906
 3/31/2002                           $   24,014          $   18,619
 6/30/2002                           $   22,369          $   17,064
 9/30/2002                           $   17,445          $   13,412
12/31/2002                           $   18,595          $   14,238
 3/31/2003                           $   17,185          $   13,598
 6/30/2003                           $   20,092          $   16,784
 9/30/2003                           $   21,255          $   18,307

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)
                                                       (AS OF 9/30/03)

                                                                                      SINCE
                                     TOTAL RETURN                                   INCEPTION
                                    LAST 3 MONTHS*        1-YEAR         5-YEAR     (11/1/95)
----------------------------------------------------------------------------------------------
OAKMARK SMALL CAP FUND                  5.79%             21.84%          7.25%        9.99%
Russell 2000                            9.08%             36.50%          7.46%        7.93%
S&P Small Cap 600(14)                   7.08%             26.86%         10.20%       10.44%
Lipper Small Cap Value Index(15)        9.46%             33.80%         11.67%       11.40%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The positive returns we achieved during the third calendar quarter of 2003 built upon the strong returns of the second quarter, but the sharp stock market sell-off in the final week of the quarter trimmed our gains. Investors seem to be nervous with respect to the sustainability of the economic expansion. While we understand these concerns, we believe the fiscal and monetary stimulus in the economy is likely to create a sustained economic recovery. Our goal is to invest in companies positioned to do well in an economic recovery, but these companies must also possess the staying power to do reasonably well if the economy unexpectedly fades. In summary, during the just concluded quarter the S&P 500 Index rose by 3% and the Russell 2000 Index climbed by 9%. Your Fund experienced a gain of 6% during the past three months, which places its performance above the S&P 500 Index(6), but below the Russell 2000 Index.

RECENT SUCCESSES AND SHORTCOMINGS

One of the key reasons for having a portfolio diversified among 40-50 stocks is to decrease the volatility of the portfolio's returns over time. Despite your Fund's 14% gain on a year-to-date basis, we are trailing our benchmark index, the Russell 2000, for the first time since 1999. There are two principal reasons for this relative underperformance. First, several stock groups within the Russell 2000 that have done particularly well thus far in 2003 are underrepresented in our portfolio. The strongest small cap stocks have been those with negative earnings over the trailing twelve months and this is a group of stocks where we have only a limited number of investments. We have tended to avoid some industries within this strong group of stocks such as airlines, biotechs, telecommunications and technology capital equipment companies since our analysis indicates that most of these companies fail to earn a reasonable return on capital over time. We prefer to invest in companies where we believe our invested capital can earn above average rates of return and achieve above average growth on value. During those periods when stocks of unprofitable companies perform better than the market averages, we are likely to underperform. However, while we are not surprised by our relative underperformance thus far in 2003, we continue to invest with a long-term bias towards reasonably priced stocks of profitable companies.

The second topic we would highlight is stock selection. While the majority of our stock holdings are up on a year-to-date basis with two of our stocks more than doubling (Mentor Graphics and Measurement Specialties which was sold earlier in 2003), two stocks have been notable drags on our performance. The two offenders are MCSi Inc., which we sold for a loss earlier in 2003 following an accounting scandal, and Surebeam which is encountering slower than expected consumer adoption of its food safety technology. While we continue to believe Surebeam's technology for killing food borne pathogens via irradiating food would make our food safer, the outlook for this company's products and services remains dependent on consumer acceptance. We will continue to monitor Surebeam's progress closely.

WHAT'S NEW (AND NOT SO NEW)

During the past few months there has been extensive media coverage of "market timers" and their trading in mutual funds. We believe trading by market timers in your Fund would be detrimental to our long-term investors since large scale, rapid-fire additions and subtractions of funds would drive up our trading costs. Therefore, back in 1999 we took a proactive stance against people that wanted to rapidly trade your Fund by imposing a 2% redemption fee on shares sold that were held 90 days or less. This redemption cost has, we believe, largely eliminated any interest market timers would have in your Fund. While this is largely old news, we just wanted to remind everyone how we conduct the stewardship of your funds.

Our new news is a change in your portfolio management team. We bid a fond farewell to Clyde McGregor and thank him for his valuable contributions over the past three years. The demands on Clyde's time have been increasing over the past year or so as the other fund he manages, The Oakmark Equity and Income Fund, experienced tremendous growth. Ed Studzinski joins the management team of your Fund. Ed has been an active participant in supplying investment ideas for your Fund for many years and we believe his investment insights should prove valuable to your Fund.

PORTFOLIO CHANGES

During the third quarter we sold three stocks from your Fund's portfolio and we added four new stocks. The companies we sold were Columbus McKinnon, InFocus Corp. and Measurement Specialties. We sold all three companies based upon our belief that intensifying international competition would continue to pressure their profit margins. We initiated positions in Hudson Highland Group (a specialty staffing company), Jack In The Box (a quick serve restaurant company), Landry's Restaurants (a firm that operates mainly casual dining seafood restaurants) and Schweitzer-Mauduit (a manufacturer of premium specialty papers). We believe all four of our new positions are healthy companies that are well positioned to benefit from an economic recovery.

SUMMATION

We would like to thank our shareholders for your continuing interest in and your support of The Oakmark Small Cap Fund. We look forward to communicating with you again next quarter.


/s/ James P. Benson               /s/ Edward A. Studzinski

JAMES P. BENSON, CFA              EDWARD A. STUDZINSKI, CFA
Portfolio Manager                 Portfolio Manager
jbenson@oakmark.com               estudzinski@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- Small-cap stocks with negative earnings--those we tend to avoid--were strongest this quarter.

- We prefer companies where we believe invested capital can earn above-average rates of return.

- We continue to invest with a long-term bias toward reasonably priced stocks of profitable companies.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4%

FOOD & BEVERAGE--7.7%
    Ralcorp Holdings, Inc. (a)                                           575,000       $   15,927,500
    Del Monte Foods Company (a)                                        1,260,000           10,974,600
                                                                                       --------------
                                                                                           26,902,100
HOUSEHOLD PRODUCTS--4.0%
    Tupperware Corporation                                             1,060,000       $   14,182,800

OTHER CONSUMER GOODS & SERVICES--4.9%
    Department 56, Inc. (a)                                              688,000       $    8,737,600
    Callaway Golf Company                                                475,000            6,778,250
    Central Parking Corporation                                          137,200            1,680,700
                                                                                       --------------
                                                                                           17,196,550
SECURITY SYSTEMS--4.4%
    Checkpoint Systems, Inc. (a)                                         968,300       $   15,299,140

APPAREL--3.2%
    Oakley, Inc. (a)                                                     671,200       $    6,712,000
    R.G. Barry Corporation (a)(b)                                        900,000            4,680,000
                                                                                       --------------
                                                                                           11,392,000
AUTOMOBILE RENTALS--2.4%
    Dollar Thrifty Automotive Group, Inc. (a)                            375,000       $    8,520,000

BUILDING MATERIALS & CONSTRUCTION--5.2%
    Insituform Technologies, Inc., Class A (a)                           738,500       $   13,115,760
    Integrated Electrical Services, Inc. (a)                             750,000            5,175,000
                                                                                       --------------
                                                                                           18,290,760
HOTELS & MOTELS--0.8%
    Prime Hospitality Corp. (a)                                          327,800       $    2,848,582

HUMAN RESOURCES--1.0%
    Hudson Highland Group, Inc. (a)                                      175,000       $    3,367,000

INFORMATION SERVICES--4.7%
    eFunds Corporation (a)(b)                                          1,327,600       $   16,395,860

MARKETING SERVICES--0.3%
    Grey Global Group, Inc.                                                1,500       $    1,141,650

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

RESTAURANTS--3.8%
    Triarc Companies, Inc., Class B                                      500,000       $    5,200,000
    Jack in the Box Inc. (a)                                             210,000            3,738,000
    Triarc Companies, Inc.                                               250,000            2,517,500
    Landry's Restaurants, Inc.                                            87,800            1,808,680
                                                                                       --------------
                                                                                           13,264,180
RETAIL--2.2%
    ShopKo Stores, Inc. (a)(c)                                           517,600       $    7,764,000

BANK & THRIFTS--8.4%
    BankAtlantic Bancorp, Inc., Class A                                1,000,000       $   14,250,000
    People's Bank of Bridgeport, Connecticut                             360,000           10,778,400
    PennFed Financial Services, Inc.                                     150,000            4,365,000
                                                                                       --------------
                                                                                           29,393,400
INSURANCE--3.2%
    The PMI Group, Inc.                                                  330,000       $   11,137,500

OTHER FINANCIAL--3.5%
    NCO Group, Inc. (a)                                                  530,000       $   12,439,100

REAL ESTATE--1.8%
    Trammell Crow Company (a)                                            495,000       $    6,162,750

MEDICAL PRODUCTS--7.3%
    Hanger Orthopedic Group, Inc. (a)                                    950,000       $   14,582,500
    CONMED Corporation (a)                                               400,000            8,256,000
    Advanced Medical Optics, Inc. (a)                                    150,000            2,694,000
                                                                                       --------------
                                                                                           25,532,500
COMPUTER SERVICES--4.0%
    CIBER, Inc. (a)                                                    1,625,000       $   12,350,000
    Interland, Inc. (a)                                                  210,000            1,614,900
                                                                                       --------------
                                                                                           13,964,900
COMPUTER SOFTWARE--8.7%
    Mentor Graphics Corporation (a)                                      650,000       $   11,394,500
    MSC.Software Corp. (a)                                             1,350,000            9,720,000
    Sybase, Inc. (a)                                                     550,000            9,355,500
                                                                                       --------------
                                                                                           30,470,000
COMPUTER SYSTEMS--1.7%
    Optimal Robotics Corp., Class A (a)(d)                               723,500       $    6,120,810

DATA STORAGE--2.0%
    Imation Corp.                                                        215,000       $    7,019,750

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

MACHINERY & INDUSTRIAL PROCESSING--1.7%
    SureBeam Corporation, Class A (a)(b)                               4,250,000       $    6,077,500

FORESTRY PRODUCTS--0.9%
    Schweitzer-Mauduit International, Inc.                               130,500       $    3,295,125

OIL & NATURAL GAS--5.6%
    St. Mary Land & Exploration Company                                  350,000       $    8,862,000
    Cabot Oil & Gas Corporation                                          250,000            6,500,000
    Berry Petroleum Company                                              232,800            4,255,584
                                                                                       --------------
                                                                                           19,617,584

    TOTAL COMMON STOCKS (COST: $306,039,431)                                              327,795,541

SHORT TERM INVESTMENTS--7.3%

U.S. GOVERNMENT BILLS--4.3%
    United States Treasury Bills, 0.845% - 0.91%
      due 10/2/2003 - 10/9/2003                                  $    15,000,000       $   14,998,813

    TOTAL U.S. GOVERNMENT BILLS (COST: $14,998,813)                                        14,998,813

REPURCHASE AGREEMENTS--3.0%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price $9,000,238 collateralized by
      U.S. Government Agency Securities                          $     9,000,000       $    9,000,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price $1,558,003 collateralized by a
      U.S. Government Agency Security                                  1,587,970            1,587,970

    TOTAL REPURCHASE AGREEMENTS (COST: $10,587,970)                                        10,587,970

    TOTAL SHORT TERM INVESTMENTS (COST: $25,586,783)                                       25,586,783
    Total Investments (Cost $331,626,214)--100.7%                                      $  353,382,324

NAME                                                      SHARES SUBJECT TO CALL         MARKET VALUE
-----------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.1%)

RETAIL--(0.1%)
    ShopKo Stores, Inc., March 17.50 Calls                               (45,000)      $      (38,250)
    ShopKo Stores, Inc., December 15 Calls                               (50,000)             (60,000)
                                                                                       --------------
                                                                                              (98,250)

    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
      $(116,769))--(0.1%)                                                              $      (98,250)
    Other Liabilities In Excess Of Other Assets--(0.6%)                                    (2,270,441)
                                                                                       --------------
    TOTAL NET ASSETS--100%                                                             $  351,013,633
                                                                                       ==============

(a) Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

(c) A portion of this security has been segregated to cover written option contracts.

(d) Represents a foreign domiciled corporation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

    REPORT FROM CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/03) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(16)

                  THE OAKMARK EQUITY AND INCOME FUND     LIPPER BALANCED FUND INDEX
10/31/1995                                $   10,000                     $   10,000
12/31/1995                                $   10,240                     $   10,473
 3/31/1996                                $   10,500                     $   10,707
 6/30/1996                                $   11,040                     $   10,925
 9/30/1996                                $   11,110                     $   11,213
12/31/1996                                $   11,805                     $   11,840
 3/31/1997                                $   12,153                     $   11,895
 6/30/1997                                $   13,430                     $   13,178
 9/30/1997                                $   14,810                     $   14,024
12/31/1997                                $   14,941                     $   14,243
 3/31/1998                                $   16,233                     $   15,370
 6/30/1998                                $   16,320                     $   15,599
 9/30/1998                                $   15,191                     $   14,701
12/31/1998                                $   16,792                     $   16,392
 3/31/1999                                $   16,792                     $   16,655
 6/30/1999                                $   18,457                     $   17,402
 9/30/1999                                $   17,518                     $   16,682
12/31/1999                                $   18,119                     $   17,863
 3/31/2000                                $   18,924                     $   18,396
 6/30/2000                                $   18,886                     $   18,174
 9/30/2000                                $   20,761                     $   18,535
12/31/2000                                $   21,723                     $   18,290
 3/31/2001                                $   22,621                     $   17,374
 6/30/2001                                $   24,445                     $   17,984
 9/30/2001                                $   23,751                     $   16,621
12/31/2001                                $   25,635                     $   17,698
 3/31/2002                                $   26,708                     $   17,805
 6/30/2002                                $   25,855                     $   16,628
 9/30/2002                                $   23,640                     $   14,986
12/31/2002                                $   25,087                     $   15,807
 3/31/2003                                $   24,515                     $   15,516
 6/30/2003                                $   27,750                     $   17,209
 9/30/2003                                $   28,308                     $   17,562

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)
                                                       (AS OF 9/30/03)

                                                                                       SINCE
                                     TOTAL RETURN                                    INCEPTION
                                    LAST 3 MONTHS*       1-YEAR          5-YEAR      (11/1/95)
----------------------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME FUND             2.01%            19.75%          13.25%      14.04%
S&P 500(6)                               2.65%            24.40%           1.00%       8.75%
Lehman Govt./Corp. Bond(17)             -0.51%             6.51%           6.69%       7.40%
Lipper Balanced Fund Index               2.05%            17.19%           3.62%       7.37%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

QUARTER AND ANNUAL REVIEW

The rebound in the equity markets enabled The Oakmark Equity and Income Fund to deliver solid absolute returns in fiscal 2003. The result for the 12 months came in just shy of 20% despite earning a relatively quiet 2% in the recently ended September quarter. The outcome for the fiscal year compared favorably with the 17% that the Lipper Balanced Fund Index, our primary standard of comparison, registered. The quarter's result came in essentially equal with the Lipper Balanced Index.

The 20% return represents the second highest fiscal year return in the fund's history. While pleasing, it must be placed in context. The fiscal year began at the tail end of a major stock market decline. This decline had compressed valuations of equities, thereby creating numerous opportunities for our talented team of security analysts to exploit. In contrast, the bond market began the fiscal year in the late innings of a powerful upward thrust. Bonds lost momentum as the year progressed, and the summer witnessed what appears to be a change in direction to higher interest rates. The net result for the Fund was that the equities contributed a robust 35% return for the fiscal year while bonds came in at only 5%. Remember, however, that in the previous fiscal year it was bonds that dominated returns. It is this variability and unpredictability of markets that makes a balanced fund such as Oakmark Equity and Income a sensible investing plan for many investors.

THE RETURN OF THE BUBBLE?

As noted above, stocks have enjoyed a strong resurgence over the last 12 months. Given the perilous state of world affairs, it is hardly surprising that many pundits believe that the stock market has outrun its fundamental support and have described the rally as a return to the overheated conditions that eventually ended the previous bull market. We share some of this skepticism concerning current levels of valuation and fret about the miserable insider selling statistics. We also observe that it is more difficult to identify compelling opportunities. Nevertheless, we recall that several of our investing progenitors taught us "the hardest time to invest is ALWAYS right now." We might not like current valuations, but the market today has favorable attributes that were not present in the bubble and that make it a much better time to be an investor.

The most definitive evidence of the health and vigor of the 2003 stock market rally is the market's breadth. "Breadth" simply measures the proportion of stocks that are rising, without taking size or other factors into account. Strong market breadth statistics characterize long-lived market rallies, and this characteristic is definitely present currently: in the first nine months of 2003 more than 83% of the issues in the Russell 3000 Stock Index enjoyed price increases. The positive returns have not skipped specific sectors but have been spread across the entire market. While this outcome is not rare, it has been absent since 1997. In contrast, the 1998-'99 stock market saw a dwindling list of very large companies keep that bull market going. In 1999, for example, the popular stock market averages rose more than 20% even though the majority of stocks declined in price that year. This deterioration in market breadth presaged the 2000-'02 bear market.

Aside from the market's own internal characteristics, economic fundamentals also appear to be very supportive of the stock market. Fiscal and monetary stimulus is approaching record levels, productivity is achieving remarkable advances, and corporate profits are both growing rapidly and improving qualitatively. Interest rates, though off of their lows, remain moderate. To sum up, the market is high but probably deserves to be. And, while it feels to us that undervalued opportunities are scarce, the experience of the last decade teaches that the market will reward our patient search for value.

DIVIDENDS

Oakmark Equity and Income is a balanced fund seeking to provide its shareholders high current income as well as preservation and growth of capital. Given the fund's income objective, we were quite pleased earlier this year when the tax cut bill included a roughly 60% reduction in the rate of taxation on corporate dividends. For the next five years the maximum marginal tax rate for both dividends and capital gains will be 15%. This change in the law has already altered corporate behavior as companies that never before paid dividends (E.G. Microsoft) have initiated payouts while others that paid token dividends (E.G. Waste Management) have drastically increased their payout.

Given the fund's mandate to produce income for its shareholders, we have always studied the available universe to discover opportunities to enhance the fund's income generation. With the change in dividend taxes, we believed that our search for income would become more difficult as investors bid up the prices of dividend paying companies. To our surprise, this has not yet happened. In fact, throughout 2003, stocks of companies that do not pay dividends have trounced dividend payers in total return, and those companies that have instituted dividends have generally not seen much favorable impact on their share price.

Experience has taught us that restrictive investing guidelines reduce total returns to portfolios. Accordingly, we have not limited Oakmark Equity and Income to income-producing securities. Nevertheless, our search for value is well suited to identify companies with the potential for meaningful dividend increases. In particular, we seek out companies with substantial free cash flow--that is, cash flow after corporate activities such as capital spending, working capital, debt repayment, and acquisitions. While the stock market's short term reaction to the tax law change remains abstruse, we expect the combination of our investing approach and lower dividend taxes to enhance returns to our shareholders over time.

The last time that we wrote about dividends in a quarterly report was in January of 2000. We noted then that dividends generally correlate positively with total returns. In both 1999 and 2003 that correlation turned negative. Rather than merely whine about it, our best course of action is to take advantage of this sort of anomalous market behavior.

In closing, we thank our shareholders for their interest and support. As always, we welcome e-mailed questions or comments.


/s/ Clyde S. McGregor                       /s/ Edward A. Studzinski

CLYDE S. McGREGOR, CFA                      EDWARD A. STUDZINSKI, CFA
Portfolio Manager                           Portfolio Manager
mcgregor@oakmark.com                        estudzinski@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- Market variability and unpredictability makes balanced funds a sensible investing plan for most.

- Despite less-attractive valuations, the market has favorable attributes not present in the late 90s.

- In spite of dividend-tax changes, investors have not yet bid up prices of dividend-paying companies.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--56.2%

COMMON STOCKS--55.8%

FOOD & BEVERAGE--4.6%
    Diageo plc (b)                                                     2,300,000     $    101,545,000
    Nestle SA (b)                                                      1,200,000           69,170,400
    Kraft Foods Inc.                                                   1,000,000           29,500,000
                                                                                     ----------------
                                                                                          200,215,400
CABLE SYSTEMS & SATELLITE TV--2.1%
    General Motors Corporation, Class H
      (Hughes Electronics Corporation) (a)                             6,356,200     $     90,957,222

HARDWARE--0.7%
    The Stanley Works                                                    962,100     $     28,401,192

INFORMATION SERVICES--2.0%
    Ceridian Corporation (a)                                           4,800,000     $     89,376,000

MARKETING SERVICES--1.9%
    The Interpublic Group of Companies, Inc.                           5,750,000     $     81,190,000

RESTAURANTS--0.4%
    Darden Restaurants, Inc.                                           1,000,000     $     19,000,000

RETAIL--3.7%
    Costco Wholesale Corporation (a)                                   2,200,000     $     68,376,000
    J.C. Penney Company, Inc.                                          3,000,000           64,110,000
    Office Depot, Inc. (a)                                             2,230,000           31,331,500
                                                                                     ----------------
                                                                                          163,817,500

INSURANCE--2.4%
    SAFECO Corporation                                                 2,900,000     $    102,254,000
    RenaissanceRe Holdings Ltd. (c)                                      100,000            4,563,000
                                                                                     ----------------
                                                                                          106,817,000

REAL ESTATE--0.4%
    Hospitality Properties Trust                                         488,500     $     17,136,580

HEALTH CARE SERVICES--4.3%
    Caremark Rx, Inc. (a)                                              4,250,000     $     96,050,000
    Cardinal Health, Inc.                                              1,600,000           93,424,000
                                                                                     ----------------
                                                                                          189,474,000

MANAGED CARE SERVICES--2.4%
    First Health Group Corp. (a)(d)                                    3,950,000     $    103,292,500

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--56.2% (CONT.)

MEDICAL CENTERS--2.3%
    Laboratory Corporation of America Holdings (a)                     3,500,000     $    100,450,000

MEDICAL PRODUCTS--1.7%
    Apogent Technologies, Inc. (a)                                     2,264,400     $     47,235,384
    Techne Corporation (a)                                               750,000           23,842,500
    Edwards Lifesciences Corporation (a)                                 100,000            2,708,000
                                                                                     ----------------
                                                                                           73,785,884

PHARMACEUTICALS--3.0%
    Watson Pharmaceuticals, Inc. (a)                                   2,550,000     $    106,309,500
    Abbott Laboratories                                                  565,400           24,057,770
                                                                                     ----------------
                                                                                          130,367,270

COMPUTER SERVICES--1.4%
    Concord EFS, Inc. (a)                                              4,500,000     $     61,515,000

COMPUTER SOFTWARE--3.9%
    Synopsys, Inc. (a)                                                 3,690,000     $    113,541,300
    Novell, Inc. (a)                                                   8,000,000           42,640,000
    Mentor Graphics Corporation (a)                                      800,000           14,024,000
                                                                                     ----------------
                                                                                          170,205,300

COMPUTER SYSTEMS--0.7%
    The Reynolds and Reynolds Company, Class A                         1,164,000     $     32,068,200

AEROSPACE & DEFENSE--4.2%
    Rockwell Collins, Inc.                                             3,107,900     $     78,474,475
    General Dynamics Corporation                                         730,800           57,046,248
    Honeywell International, Inc.                                      1,889,500           49,788,325
                                                                                     ----------------
                                                                                          185,309,048

AGRICULTURAL EQUIPMENT--0.0%
    Alamo Group, Inc.                                                    141,900     $      2,023,494

DIVERSIFIED CONGLOMERATES--1.3%
    Textron, Inc.                                                      1,400,100     $     55,233,945

INSTRUMENTS--1.2%
    Varian, Inc. (a)                                                   1,649,400     $     51,659,208

MACHINERY & INDUSTRIAL PROCESSING--2.0%
    Rockwell Automation, Inc.                                          2,075,000     $     54,468,750
    Cooper Industries, Ltd.                                              727,500           34,941,825
                                                                                     ----------------
                                                                                           89,410,575

AGRICULTURAL OPERATIONS--1.9%
    Monsanto Company                                                   3,500,000     $     83,790,000

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--56.2% (CONT.)

FORESTRY PRODUCTS--1.5%
    Plum Creek Timber Company, Inc.                                    2,657,044     $     67,595,199

OIL & NATURAL GAS--5.8%
    Burlington Resources, Inc.                                         2,100,000     $    101,220,000
    XTO Energy, Inc.                                                   4,499,933           94,453,594
    St. Mary Land & Exploration Company                                1,200,000           30,384,000
    Cabot Oil & Gas Corporation                                        1,075,000           27,950,000
    Cross Timbers Royalty Trust                                           33,295              699,195
                                                                                     ----------------
                                                                                          254,706,789

    TOTAL COMMON STOCKS (COST: $2,080,904,989)                                          2,447,797,306

CONVERTIBLE BONDS--0.4%

CABLE SYSTEMS & SATELLITE TV--0.4%
    EchoStar Communications Corporation,
      4.875% due 1/1/2007                                        $    15,000,000     $     15,281,250

    TOTAL CONVERTIBLE BONDS (COST: $12,744,913)                                            15,281,250

    TOTAL EQUITY AND EQUIVALENTS (COST: $2,093,649,902)                                 2,463,078,556

FIXED INCOME--33.4%

PREFERRED STOCKS--0.0%

BANK & THRIFTS--0.0%
    Fidelity Capital Trust I, Preferred, 8.375%                           43,500     $        446,310

TELECOMMUNICATIONS--0.0%
    MediaOne Finance Trust III, Preferred, 9.04%                          20,000     $        502,600

    TOTAL PREFERRED STOCKS (COST: $935,000)                                                   948,910

CORPORATE BONDS--2.1%

BROADCASTING & PROGRAMMING--0.3%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture          12,900,000     $     14,934,137

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                           750,000     $        821,250

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--33.4% (CONT.)

CABLE SYSTEMS & SATELLITE TV--0.1%
    CSC Holdings Inc., 7.875% due 12/15/2007                           3,000,000     $      3,067,500

HOTELS & MOTELS--0.1%
    HMH Properties, 7.875% due 8/1/2005, Senior Note Series A          2,960,000     $      3,034,000
    Park Place Entertainment, 7.00% due 7/15/2004, Senior Notes        2,750,000            2,822,187
                                                                                     ----------------
                                                                                            5,856,187

RETAIL--0.5%
    The Gap, Inc., 6.90% due 9/15/2007                                 9,187,000     $      9,876,025
    Toys 'R' Us, Inc., 7.875% due 4/15/2013                            5,000,000            5,467,800
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes           4,900,000            5,022,500
    Ugly Duckling Corporation, 12.00% due 10/23/2003,
      Subordinated Debenture                                             650,000              642,687
                                                                                     ----------------
                                                                                           21,009,012

HEALTH CARE SERVICES--0.5%
    Omnicare, Inc., 6.125% due 6/1/2013                               20,000,000     $     19,600,000

MEDICAL PRODUCTS--0.0%
    Apogent Technologies Inc., 144A, 6.50% due 5/15/2013               1,000,000     $      1,025,000

OFFICE EQUIPMENT--0.3%
    Xerox Corporation, 7.125% due 6/15/2010                           15,000,000     $     14,887,500

MACHINERY & INDUSTRIAL PROCESSING--0.1%
    Columbus McKinnon Corporation New York,
      8.50% due 4/1/2008                                               3,000,000     $      2,640,000

OTHER INDUSTRIAL GOODS & SERVICES--0.2%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013                 8,300,000     $      8,407,975

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                    458,221     $        498,315

    TOTAL CORPORATE BONDS (COST: $87,298,047)                                              92,746,876

GOVERNMENT AND AGENCY SECURITIES--31.3%

CANADIAN GOVERNMENT BONDS--3.4%
    Canada Government, 3.50% due 6/1/2004                            100,000,000     $     74,487,227
    Canada Government, 3.00% due 12/1/2005                           100,000,000           74,091,077
                                                                                     ----------------
                                                                                          148,578,304

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--33.4% (CONT.)

U.S. GOVERNMENT NOTES--27.2%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                              247,224,840     $    271,947,324
    United States Treasury Notes, 5.75% due 11/15/2005               200,000,000          217,593,800
    United States Treasury Notes, 1.625% due 1/31/2005               200,000,000          201,265,600
    United States Treasury Notes, 1.50% due 7/31/2005                200,000,000          200,461,000
    United States Treasury Notes, 1.50% due 2/28/2005                125,000,000          125,576,125
    United States Treasury Notes, 1.875% due 9/30/2004                75,000,000           75,600,600
    United States Treasury Notes, 1.625% due 4/30/2005                50,000,000           50,292,950
    United States Treasury Notes, 1.25% due 5/31/2005                 50,000,000           49,970,700
                                                                                     ----------------
                                                                                        1,192,708,099
U.S. GOVERNMENT AGENCIES--0.7%
    Federal Home Loan Mortgage Corporation,
      3.75% due 11/26/2007                                            10,000,000     $     10,041,380
    Federal Home Loan Mortgage Corporation,
      2.35% due 5/5/2008                                               7,100,000            7,147,187
    Fannie Mae, 2.25% due 12/30/2008                                   6,975,000            6,901,281
    Federal Home Loan Bank, 3.125% due 7/10/2009                       4,000,000            3,897,568
    Federal Home Loan Bank, 5.10% due 12/26/2006                       2,035,000            2,053,584
    Federal Home Loan Bank, 3.875% due 12/15/2004                      1,000,000            1,029,836
                                                                                     ----------------
                                                                                           31,070,836

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $1,335,285,283)                       1,372,357,239

    TOTAL FIXED INCOME (COST: $1,423,518,330)                                           1,466,053,025

SHORT TERM INVESTMENTS--9.7%

U.S. GOVERNMENT BILLS--7.5%
    United States Treasury Bills, 0.765% - 0.925%
      due 10/2/2003 - 12/26/2003                                 $   330,000,000     $    329,705,731

    TOTAL U.S. GOVERNMENT BILLS (COST: $329,700,153)                                      329,705,731

REPURCHASE AGREEMENTS--2.2%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price $92,002,428 collateralized by
      U.S. Government Agency Securities                          $    92,000,000     $     92,000,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price $1,457,275 collateralized by a
      U.S. Government Agency Security                                  1,457,245            1,457,245

    TOTAL REPURCHASE AGREEMENTS (COST: $93,457,245)                                        93,457,245

    TOTAL SHORT TERM INVESTMENTS (COST: $423,157,398)                                     423,162,976

    Total Investments (Cost $3,940,325,630)--99.3%                                   $  4,352,294,557

NAME                                                              CONTRACTS HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%

BANK & THRIFTS--0.0%
    First Health Group Corp., January 30 Calls                               420     $         22,050
    First Health Group Corp., October 30 Calls                               170                2,550
                                                                                     ----------------
                                                                                               24,600

AEROSPACE & DEFENSE--0.0%
    General Dynamics Corporation, November 80 Calls                        2,548     $        522,340

    TOTAL CALL OPTIONS PURCHASED (COST: $431,250)--0.0%                              $        546,940

    Other Assets In Excess Of Other Liabilities--0.7%                                      31,807,514
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  4,384,649,011
                                                                                     ================

(a) Non-income producing security.

(b) Represents an American Depository Receipt.

(c) Represents a foreign domiciled corporation.

(d) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

    REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF GREGORY L. JACKSON AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (9/30/03) AS COMPARED TO THE MSCI WORLD INDEX(18)

                 THE OAKMARK GLOBAL FUND    MSCI WORLD INDEX
  8/1/1999                    $   10,000          $   10,000
 9/30/1999                    $    9,180          $    9,883
12/31/1999                    $    9,981          $   11,550
 3/31/2000                    $   10,061          $   11,668
 6/30/2000                    $   10,381          $   11,255
 9/30/2000                    $   10,922          $   10,689
12/31/2000                    $   11,562          $   10,028
 3/31/2001                    $   11,480          $    8,739
 6/30/2001                    $   13,289          $    8,959
 9/30/2001                    $   11,071          $    7,676
12/31/2001                    $   13,880          $    8,335
 3/31/2002                    $   15,387          $    8,364
 6/30/2002                    $   14,372          $    7,601
 9/30/2002                    $   11,828          $    6,204
12/31/2002                    $   13,587          $    6,678
 3/31/2003                    $   12,153          $    6,340
 6/30/2003                    $   16,225          $    7,420
 9/30/2003                    $   17,774          $    7,779

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)
                                                       (AS OF 9/30/03)

                                                                                      SINCE
                                     TOTAL RETURN                                   INCEPTION
                                    LAST 3 MONTHS*        1-YEAR         3-YEAR     (8/4/99)
----------------------------------------------------------------------------------------------
OAKMARK GLOBAL FUND                     9.55%             50.27%         17.63%       14.83%(3)

MSCI World                              4.84%             25.40%        -10.05%       -5.85%

Lipper Global Fund Index(19)            5.39%             22.61%         -9.18%       -2.91%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund had a strong quarter, gaining 10% for the three-month period ending September 30, 2003. This quarter's results compare favorably with the 5% increase for the MSCI World Index and the 5% increase for the Lipper Global Fund Index.

For the first nine months of calendar year 2003, The Oakmark Global Fund has returned 31%, compared to the smaller gains of 16% for both MSCI World Index and the Lipper Global Fund Index. Most importantly, since inception the Fund has returned 15% annualized compared to declines in the above indices.

HAPPY 4TH ANNIVERSARY

On August 4th, the Oakmark Global Fund had its 4-year anniversary. We are proud of the record we have achieved over these past four years, with performance that is in the top 2% out of 187 global funds over that period according to Lipper.(20) We feel this anniversary is a good opportunity to reiterate the philosophy of the Fund and revisit how we manage the portfolio.

PHILOSOPHY AND PROCESS

As with the other Oakmark Funds we believe superior long-term results are achieved by investing in quality companies purchased at significant discounts to the underlying business value. We base our investment decisions on our own intensive, independent, fundamental research, focusing on the long-term worth of a business. Equally important as the price we pay, we must have confidence that the priority of management is to make money for the owners, namely, us.

Inherent in our philosophy is the belief that, over time, a company's share price will reflect underlying business value. It may take time for this gap to close, perhaps, if the short-term uncertainty that created the opportunity persists. It is our job as analysts to determine whether the current share price is properly compensating us for this uncertainty.

PORTFOLIO CONSTRUCTION

The Global Fund is built from the bottom-up on a stock-by-stock basis. We will never allocate money, as many global investors do, based solely on macroeconomic predictions of the various regions of the world. Too often this sort of top-down investing ignores valuation and, more important, the quality of the underlying companies in a particular economy. We certainly consider macroeconomic factors in our appraisals of companies, but never as a primary reason for making an investment.

We like to characterize the construction process as "ideas battling their way into the portfolio on a stock-by-stock basis". Each idea is judged strictly on its merits, not whether it is a large or small cap, or where the company's headquarters is located. Strict discipline is maintained by adhering to individual stock buy and sell targets.

Position sizes within the Fund are determined primarily by the size of the perceived gap between price and value. Concentration--bigger weightings in fewer companies--is another important component of portfolio construction.

This is important, as we want our best ideas to have significant impact on the Fund's net asset value.

Probably the most unique aspect of the Oakmark Global Fund is its flexibility--we are able to invest in companies of any size capitalization, in any industry, in any location. This flexibility allows us to go wherever value takes us.

CURRENT PORTFOLIO

Where value takes us today is primarily Europe, and in larger cap, blue-chip stocks. At today's prices, we continue to find better value outside of the United States. Looking at the composition of the Fund, the geographic breakdown is Europe & the United Kingdom 44%, United States 37%, Pacific Rim 14%, and Latin America 4%. Apart from the US the largest country weightings include the UK (11%), France (11%), Japan (8%), and Switzerland (8%). Among the largest industry concentrations include banking & financials, food & beverages, pharmaceuticals, information services and computer software.

We have very much enjoyed the past four years as managers of Oakmark Global. We appreciate your continued confidence and support.


/s/ Gregory L. Jackson                      /s/ Michael J. Welsh

GREGORY L. JACKSON                          MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                           Portfolio Manager
gjackson@oakmark.com                        mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- Investment decisions are based on our own intensive, independent, fundamental research.

- As bottom up investors, we never allocate money based solely on top-down macro issues.

- We continue to find better value outside the U.S., and in bigger cap blue-chip stocks.

GLOBAL DIVERSIFICATION--SEPTEMBER 30, 2003

[CHART]

                                                   % OF FUND
                                         EQUITY MARKET VALUE
------------------------------------------------------------
-  EUROPE                                              44.3%
     Great Britain                                     11.0%
   * France                                            10.6%
     Switzerland                                        7.6%
   * Netherlands                                        6.0%
   * Italy                                              5.1%
   * Germany                                            3.2%
     Sweden                                             0.8%

-  UNITED STATES                                       37.0%

-  PACIFIC RIM                                         13.8%
   Japan                                                7.9%
   Australia                                            3.1%
   Korea                                                2.8%

-  LATIN AMERICA                                        4.2%
   Mexico                                               4.2%

-  OTHER                                                0.7%
   Israel                                               0.7%

   * Euro currency countries comprise 24.9% of the Fund.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2%

FOOD & BEVERAGE--11.3%
    Diageo plc (Great Britain)       Beverages, Wines, & Spirits
                                       Manufacturer                          3,885,000       $   42,041,811
    Nestle SA (Switzerland)          Food & Beverage Manufacturer              139,100           32,072,048
    Lotte Chilsung Beverage
      Co., Ltd. (Korea) (b)          Soft Drinks, Juices & Sports Drinks
                                       Manufacturer                             13,430            6,375,499
                                                                                             --------------
                                                                                                 80,489,358
HOUSEHOLD PRODUCTS--3.0%
    Henkel KGaA (Germany)            Consumer Chemical Products
                                       Manufacturer                            328,700       $   21,065,972
BROADCASTING & PROGRAMMING--3.8%
    Grupo Televisa
      S.A. (Mexico) (c)              Television Production
                                       & Broadcasting                          566,500       $   20,728,235
    Liberty Media
      Corporation, Class A
      (United States) (a)            Broadcast Services & Programming          650,000            6,480,500
                                                                                             --------------
                                                                                                 27,208,735
CABLE SYSTEMS & SATELLITE TV--1.4%
    AOL Time Warner Inc.
      (United States) (a)(d)         Multimedia                                675,000       $   10,199,250

HUMAN RESOURCES--1.7%
    Michael Page
      International plc
      (Great Britain) (b)            Recruitment Consultancy Services        4,815,400       $   11,966,936

INFORMATION SERVICES--7.0%
    eFunds Corporation
      (United States) (a)(b)(e)      Electronic Debit Payment Services       1,845,000       $   22,785,750
    Ceridian Corporation
      (United States) (a)            Data Management Services                1,025,000           19,085,500
    Equifax Inc.
      (United States)                Credit Reporting & Collection             350,000            7,794,500
                                                                                             --------------
                                                                                                 49,665,750
MARKETING SERVICES--3.5%
    The Interpublic Group
      of Companies, Inc.
      (United States)                Advertising & Marketing Services        1,750,000       $   24,710,000

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

MOTORCYCLES--0.4%
    Ducati Motor Holding
      S.p.A. (Italy) (a)             Motorcycle Manufacturer                 1,933,500       $    3,174,492

RETAIL--5.8%
    Bulgari S.p.A. (Italy)           Jewelry Manufacturer & Retailer         2,890,100       $   23,270,731
    The TJX Companies, Inc.
      (United States)                Discount Apparel
                                       & Home Fashion Retailer                 900,000           17,478,000
                                                                                             --------------
                                                                                                 40,748,731
BANK & THRIFTS--1.8%
    Banco Popolare di Verona
      e Novara Scrl (Italy)          Commercial Bank                           498,600       $    7,028,280
    Washington Mutual, Inc.
      (United States)                Thrift                                    150,000            5,905,500
                                                                                             --------------
                                                                                                 12,933,780
FINANCIAL SERVICES--2.5%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)           Asset Management                           39,800       $   11,451,937
    Credit Suisse Group
      (Switzerland)                  Investment Services & Insurance           190,700            6,100,841
                                                                                             --------------
                                                                                                 17,552,778
OTHER FINANCIAL--9.2%
    Fannie Mae
      (United States) (e)            Mortgage Provider                         400,000       $   28,080,000
    Euronext (Netherlands)           Stock Exchange                            968,200           23,590,559
    Daiwa Securities Group
      Inc. (Japan)                   Stock Broker                            2,062,000           13,967,432
                                                                                             --------------
                                                                                                 65,637,991
MANAGED CARE SERVICES--3.9%
    First Health Group Corp.
      (United States) (a)(b)         Health Benefits Company                 1,064,000       $   27,823,600

MEDICAL CENTERS--2.6%
    Laboratory Corporation
      of America Holdings
      (United States) (a)            Medical Laboratory
                                       & Testing Services                      650,000       $   18,655,000

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

MEDICAL PRODUCTS--2.9%
    Ansell Limited
      (Australia)                    Protective Rubber
                                       & Plastics Products                   4,468,100       $   20,424,936

PHARMACEUTICALS--9.8%
    Aventis S.A. (France)            Pharmaceuticals                           520,900       $   27,040,902
    Takeda Chemical
      Industries, Ltd. (Japan)       Pharmaceuticals
                                       & Food Supplements                      656,900           23,986,928
    GlaxoSmithKline plc
      (Great Britain)                Pharmaceuticals                           875,300           18,231,290
                                                                                             --------------
                                                                                                 69,259,120
TELECOMMUNICATIONS--1.7%
    SK Telecom Co.,
      Ltd. (Korea)                   Mobile Telecommunications                  73,700       $   11,790,462

TELECOMMUNICATIONS EQUIPMENT--0.7%
    Telefonaktiebolaget
      LM Ericsson,
      Class B (Sweden) (a)           Mobile & Wired
                                       Telecommunications Products           3,470,000       $    5,060,790

COMPUTER SERVICES--5.6%
    Concord EFS, Inc.
      (United States) (a)            Electronic Processing Services          1,450,000       $   19,821,500
    Meitec Corporation
      (Japan) (b)                    Software Engineering Services             381,200           14,022,250
    First Data Corporation
      (United States)                Data Processing & Management              150,000            5,994,000
                                                                                             --------------
                                                                                                 39,837,750
COMPUTER SOFTWARE--3.9%
    Novell, Inc.
      (United States) (a)            Network & Internet
                                       Integration Software                  3,000,000       $   15,990,000
    Synopsys, Inc.
      (United States) (a)(e)         Electronic Design Automation              390,000           12,000,300
                                                                                             --------------
                                                                                                 27,990,300
OFFICE EQUIPMENT--2.4%
    Neopost SA (France)              Mailroom Equipment Supplier               362,050       $   16,790,775

                                                                          SHARES HELD/
NAME                                 DESCRIPTION                             PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

AIRPORT MAINTENANCE--0.9%
    Grupo Aeroportuario
      del Sureste S.A. de C.V.
      (Mexico) (b)(c)                Airport Operator                          463,000       $    6,806,100

DIVERSIFIED CONGLOMERATES--3.6%
    Vivendi Universal
      SA (France) (a)                Multimedia                              1,430,500       $   25,336,730

INSTRUMENTS--0.6%
    Orbotech, Ltd.
      (Israel) (a)(b)                Optical Inspection Systems                228,700       $    4,674,628

CHEMICALS--2.2%
    Akzo Nobel N.V.
      (Netherlands)                  Chemical Producer                         497,800       $   15,528,245

    TOTAL COMMON STOCKS (COST: $573,667,677)                                                    655,332,209

SHORT TERM INVESTMENTS--9.2%

U.S. GOVERNMENT BILLS--7.0%
    United States Treasury Bills, 0.845%-0.93%
      due 10/2/2003 - 10/23/2003                                          $ 50,000,000       $   49,988,023

    TOTAL U.S. GOVERNMENT BILLS (COST: $49,988,023)                                              49,988,023

REPURCHASE AGREEMENTS--2.2%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price of $13,500,356, collateralized by
      U.S. Government Agency Securities                                   $ 13,500,000       $   13,500,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price of $1,835,844, collateralized by
      a U.S. Government Agency Security                                      1,835,806            1,835,806

    TOTAL REPURCHASE AGREEMENTS (COST: $15,335,806)                                              15,335,806

    TOTAL SHORT TERM INVESTMENTS (COST: $65,323,829)                                             65,323,829
    Total Investments (Cost $638,991,506)--101.4%                                            $  720,656,038

NAME                                 DESCRIPTION                SHARES SUBJECT TO CALL         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%

INFORMATION SERVICES--0.0%
    eFunds Corporation,
      December 15 Calls
      (United States)                Electronic Debit Payment Services        (100,000)      $      (22,500)
COMPUTER SOFTWARE--0.0%
    Synopsys, Inc.,
      December 35 Calls
      (United States)                Electronic Design Automation             (100,000)      $      (80,000)

    TOTAL CALL OPTIONS WRITTEN
     (PREMIUMS RECEIVED:
     $(175,242))--0.0%                                                                             (102,500)

NAME                                 DESCRIPTION                 SHARES SUBJECT TO PUT         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.0%

COMPUTER SOFTWARE--0.0%
    Synopsys, Inc.,
      December 27.50 Puts
      (United States)                Electronic Design Automation             (100,000)      $     (105,000)

    TOTAL PUT OPTIONS WRITTEN
      (PREMIUMS RECEIVED:
      $(80,746))--0.0%                                                                             (105,000)

    Other Liabilities In Excess Of Other Assets--(1.4%)                                          (9,851,103)
                                                                                             --------------
    TOTAL NET ASSETS--100%                                                                   $  710,597,435
                                                                                             ==============

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c) Represents an American Depository Receipt.
(d) Effective October 16, 2003, AOL Time Warner Inc. changed its name to Time Warner Inc.
(e) A portion of this security has been segregated to cover written option contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS:

Both The Oakmark International and International Small Cap Funds had positive performance, up 8%, and 14% for the quarter ending September 30th; versus the MSCI World ex-US Index(21) which returned 8% for the same period. Both Funds are up significantly from recent market lows in March. Given the availability of value in overseas markets, we continue to remain enthusiastic about prospects in global equity markets.

"I WANT IT NOW, DADDY!"

Those telltale words from young Veruca Salt's mouth in "Willy Wonka and the Chocolate Factory" are instructive on how not to behave in the investment world. We think impatience is almost always a bad thing and it is particularly so in investing. Financial markets have been extremely volatile in the last 5 years: a stock market bubble build-up, a stock market bubble implosion, a bond market bubble build up, an implosion, etc. Certainly, in the short term, the price of any particular stock will react or, in many cases, overreact to "macro" factors, i.e., events in the company's environment that exist but do not have a long-term impact on the economic value of the firm.

Now more than ever, given the threat of terrorist attacks, war in the Mid-East and Africa, a nuclear threat in North Korea, we try to harness the volatility these events precipitate for the good of our shareholders. We are keenly aware that all of these threats/risks exist but believe they often times have little long-term bearing on the worth of most businesses. Therefore, with discipline and our long-term orientation, we attempt to take advantage of the impatience of others.

In sum, we believe our patience and discipline is a source of investment advantage and we will continue to use it. As an example, today, beside the macro threats listed above, there is a great deal of worry surrounding pharmaceutical companies. The news is filled with talk of regulatory issues, patent expiries, generic competition, meager pipelines, and other threats. The stock prices of these companies have collapsed, while in many cases business value per share has increased. We think this has materially increased the value proposition for many of these businesses and have therefore made significant investments. While we think there is validity to a few of the market concerns, pharmaceutical companies remain terrific economic enterprises, with high returns on capital, high barriers to entry, tremendous free cash flow, and above average long-term secular growth.

Our three largest pharmaceutical holdings are GlaxoSmithKline (UK), Aventis (France), and Takeda (Japan). Glaxo trades for 15.0x earnings and 11.0x operating income. It throws off 7% of its market capitalization every year in free cash flow and uses this cash to buyback inexpensive stock and payout a healthy dividend equating to a current yield of 3.1%. Aventis' valuation is even more compelling, although the underlying business is not as high quality as Glaxo's. Aventis trades for 11.0x earnings and 8.0x operating income. It throws off 7% of its market capitalization every year in free cash flow as well. It is using this cash to pay a 1.7% dividend plus fund unique in-licensing arrangements. Takeda trades at 15x earnings, a very reasonable price given that it is run by one of the best management teams in Japan and cash represents over one-third of the market capitalization.

LONG-TERM INVESTING

We would be remiss in not mentioning the recent news regarding the issue of market timers in mutual funds. Harris Associates L.P. and The Oakmark Funds have remained focused on building wealth from a long-term perspective. The very idea of short-term opportunists picking off incremental pieces of our core shareholders' return has always made our blood boil.

These timers primarily prey upon funds investing in non-US markets. They attempt to take advantage of time lags in market closes and the perceived short-term correlation in global equity prices.

For most of the 1990's our fund operations group spent a portion of every day tracking new subscriptions into the Oakmark International and International Small Cap Funds and vetting the ones that looked suspicious. We were searching for potential traders (or, as they are not so affectionately known around here, "flippers"). This was a tedious and time-consuming process.

[SIDENOTE]

                                   HIGHLIGHTS

- Given the availability of value overseas, we remain enthusiastic about the global equity markets.

- We seek to take advantage of others' impatience through a long-term, disciplined investment process.

- Pharmaceutical companies, in which we have large weightings, remain terrific economic enterprises.

In 1999 we were very relieved to put in place a 90-day 2% redemption fee on Oakmark International and Oakmark International Small Cap. This fee, which short-term traders pay directly into the Fund that they are selling, for all intents and purposes destroys the flipper's ability to profit from our Funds at the expense of our long-term shareholders. We believe that if a potential shareholder cannot commit to a minimum of a 90-day investment horizon, we're probably not the right fit for him or her.

We take our responsibilities to our shareholders very seriously. This includes frequent and open correspondence (like this quarterly), clear disclosure, closing Funds to new investors (when appropriate), and a disciplined adherence to our investment philosophy and process. Both of us have always had and continue to maintain a substantial personal investment in The Oakmark Funds. We mean it when we start each letter with "Fellow Shareholders".

Thank you for your continued confidence and support.


/s/ David G. Herro        /s/ Michael J. Welsh

DAVID G. HERRO, CFA       MICHAEL J. WELSH, CFA, CPA
Portfolio Manager         Portfolio Manager
dherro@oakmark.com        mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

    REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (9/30/03) COMPARED TO THE MSCI WORLD EX U.S. INDEX(21)

                                       THE OAKMARK INTERNATIONAL FUND     MSCI WORLD EX U.S. INDEX
 9/30/1992                                            $   10,000                   $   10,000
12/31/1992                                            $   10,043                   $    9,628
 3/31/1993                                            $   11,890                   $   10,766
 6/30/1993                                            $   12,300                   $   11,834
 9/30/1993                                            $   13,387                   $   12,562
12/31/1993                                            $   15,424                   $   12,729
 3/31/1994                                            $   15,257                   $   13,133
 6/30/1994                                            $   14,350                   $   13,748
 9/30/1994                                            $   15,278                   $   13,830
12/31/1994                                            $   14,026                   $   13,664
 3/31/1995                                            $   13,563                   $   13,924
 6/30/1995                                            $   14,749                   $   14,060
 9/30/1995                                            $   15,507                   $   14,631
12/31/1995                                            $   15,193                   $   15,222
 3/31/1996                                            $   17,021                   $   15,681
 6/30/1996                                            $   18,383                   $   15,937
 9/30/1996                                            $   18,347                   $   15,950
12/31/1996                                            $   19,450                   $   16,268
 3/31/1997                                            $   20,963                   $   16,016
 6/30/1997                                            $   22,700                   $   18,094
 9/30/1997                                            $   23,283                   $   18,027
12/31/1997                                            $   20,097                   $   16,637
 3/31/1998                                            $   22,994                   $   19,083
 6/30/1998                                            $   20,253                   $   19,233
 9/30/1998                                            $   16,322                   $   16,404
12/31/1998                                            $   18,688                   $   19,759
 3/31/1999                                            $   21,258                   $   20,070
 6/30/1999                                            $   25,728                   $   20,650
 9/30/1999                                            $   23,896                   $   21,535
12/31/1999                                            $   26,065                   $   25,277
 3/31/2000                                            $   26,012                   $   25,416
 6/30/2000                                            $   27,856                   $   24,530
 9/30/2000                                            $   27,306                   $   22,663
12/31/2000                                            $   29,324                   $   21,897
 3/31/2001                                            $   26,763                   $   18,825
 6/30/2001                                            $   29,437                   $   18,629
 9/30/2001                                            $   23,728                   $   16,062
12/31/2001                                            $   27,819                   $   17,212
 3/31/2002                                            $   31,006                   $   17,310
 6/30/2002                                            $   30,315                   $   16,923
 9/30/2002                                            $   23,365                   $   13,603
12/31/2002                                            $   25,465                   $   14,492
 3/31/2003                                            $   22,481                   $   13,402
 6/30/2003                                            $   28,198                   $   15,978
 9/30/2003                                            $   30,368                   $   17,269

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)
                                                       (AS OF 9/30/03)

                                                                                                        SINCE
                              TOTAL RETURN                                                            INCEPTION
                             LAST 3 MONTHS*      1-YEAR           5-YEAR            10-YEAR           (9/30/92)
---------------------------------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL FUND       7.70%           29.97%           13.21%             8.53%             10.62%
MSCI World ex. U.S.              8.08%           26.95%            1.03%             3.23%              5.09%
MSCI EAFE(22)                    8.13%           26.01%            0.55%             2.92%              4.86%
Lipper International
  Fund Index(23)                 7.89%           25.63%            2.14%             4.89%              6.49%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Fund was up 8% for the quarter ending September 30, 2003. This performance was in line with relevant indices for both the quarter and for the calendar year to date. Most importantly, your Fund is up 11% annualized since inception in September, 1992, comparing very favorably to the indices and our peer group. It's hard to believe we've had yet another anniversary--our 11th. It seems like we just celebrated Oakmark International's 10th birthday a few months ago!

The strong price recovery in global stocks that began in March continued through the 3rd quarter. The rise in share prices has been broad-based, with most regions of the world participating.

The Fund benefited this quarter from strong stock selection relative to underlying market performance, especially in the United Kingdom and in Sweden. In the UK, the share price of Enodis plc, the food and refrigeration equipment manufacturer, rebounded very strongly as the market reacted to a strengthening in demand for their products. Michael Page International plc, the recruitment consultant, also saw a very strong increase in its share price, as did LM Ericsson, the Swedish telecommunications equipment giant. Ericsson was the single biggest contributor to the Fund's NAV(24) for the quarter as its share price continued its strong recent performance from the lows of March.

Overall, the performance of the Fund for the quarter was in line with the various indices despite being significantly underweight in Japan. This is worth noting, as Japan was the single strongest performer of all developed markets. Because it has a significant weighting in all non-US indices it's performance has a big impact.

LOOKING FORWARD

Given the quality of the holdings and the attractive valuation of the portfolio, we remain optimistic about potential price appreciation. Thank you for your continued confidence.


David G. Herro        Michael J. Welsh

DAVID G. HERRO, CFA   MICHAEL J. WELSH, CFA, CPA
Portfolio Manager     Portfolio Manager
dherro@oakmark.com    mwelsh@oakmark.com

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2003

[CHART]

                                                                % OF FUND
                                                      EQUITY MARKET VALUE
-------------------------------------------------------------------------
- EUROPE                                                            74.5%
    Great Britain                                                   21.5%
  * France                                                          16.7%
    Switzerland                                                     12.4%
  * Germany                                                          7.7%
  * Netherlands                                                      6.0%
  * Italy                                                            4.0%
  * Ireland                                                          2.4%
    Sweden                                                           2.4%
  * Finland                                                          1.4%

- PACIFIC RIM                                                       19.8%
  Japan                                                              9.3%
  Korea                                                              4.6%
  Australia                                                          2.7%
  Singapore                                                          1.8%
  Hong Kong                                                          1.4%

- LATIN AMERICA                                                      4.1%
  Mexico                                                             4.1%

- OTHER                                                              1.6%
  Israel                                                             1.6%

* Euro currency countries comprise 38.2% of the Fund.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1%

FOOD & BEVERAGE--14.2%
    Diageo plc (Great Britain)       Beverages, Wines, & Spirits
                                       Manufacturer                          9,655,900     $    104,492,027
    Nestle SA (Switzerland)          Food & Beverage Manufacturer              392,300           90,451,937
    Cadbury Schweppes
      plc (Great Britain)            Beverage & Confectionary
                                       Manufacturer                         11,515,500           70,874,053
    Pernod-Ricard SA (France)        Manufactures Wines, Spirits,
                                       & Fruit Juices                          615,425           58,302,180
    Lotte Chilsung Beverage
      Co., Ltd. (Korea) (c)          Soft Drinks, Juices & Sports Drinks
                                       Manufacturer                             83,400           39,591,705
    Fomento Economico
      Mexicano S.A. de C.V.
      (Mexico) (b)                   Soft Drink & Beer Manufacturer            979,700           37,375,555
                                                                                           ----------------
                                                                                                401,087,457
HOUSEHOLD PRODUCTS--3.1%
    Henkel KGaA (Germany)            Consumer Chemical Products
                                       Manufacturer                          1,355,350     $     86,862,687

OTHER CONSUMER GOODS &
  SERVICES--1.6%
    Swatch Group AG,
      Bearer Shares
      (Switzerland)                  Watch Manufacturer                        457,900     $     43,513,762
    Swatch Group AG,
      Registered Shares
      (Switzerland)                  Watch Manufacturer                         24,700              474,119
                                                                                           ----------------
                                                                                                 43,987,881
AUTOMOBILES--2.2%
    Bayerische Motoren
      Werke (BMW) AG
      (Germany)                      Luxury Automobile Manufacturer          1,620,100     $     61,259,808

AUTOMOTIVE--1.9%
    Compagnie Generale
      des Etablissements
      Michelin (France)              Tire Manufacturer                       1,454,500     $     54,116,756

BROADCASTING & PROGRAMMING--2.4%
    Grupo Televisa
      S.A. (Mexico) (b)              Television Production
                                       & Broadcasting                        1,841,200     $     67,369,508

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

HUMAN RESOURCES--2.1%
    Michael Page International
      plc (Great Britain) (c)        Recruitment Consultancy Services       23,736,600     $     58,988,739

MARKETING SERVICES--3.8%
    Publicis Groupe (France)         Advertising & Media Services            2,286,100     $     62,814,244
    Aegis Group
      plc (Great Britain)            Media Services                         30,524,200           44,524,681
                                                                                           ----------------
                                                                                                107,338,925
PUBLISHING--4.3%
    John Fairfax Holdings
      Limited (Australia)            Newspaper Publisher                    32,814,100     $     71,652,951
    Reed Elsevier
      plc (Great Britain)            Publisher                               5,943,100           46,506,405
                                                                                           ----------------
                                                                                                118,159,356
RECREATION & ENTERTAINMENT--0.9%
    Nintendo Company,
      Ltd. (Japan)                   Video Game Manufacturer                   284,800     $     23,916,454

RETAIL--3.1%
    Signet Group
      plc (Great Britain)            Jewelry Retailer                       28,446,100     $     49,768,465
    Giordano International
      Limited (Hong Kong) (c)        Pacific Rim Clothing Retailer
                                       & Manufacturer                       82,924,300           37,744,455
                                                                                           ----------------
                                                                                                 87,512,920
BANK & THRIFTS--11.0%
    Sanpaolo IMI S.p.A. (Italy)      Banking Services                        6,565,300     $     65,294,592
    Bank of Ireland (Ireland)        Commercial Banking                      5,347,000           63,925,871
    BNP Paribas SA (France)          Commercial Banking                      1,156,000           56,709,921
    United Overseas Bank
      Limited, Foreign Shares
      (Singapore)                    Commercial Banking                      6,178,368           47,876,323
    Banco Popolare di Verona
      e Novara Scrl (Italy)          Commercial Banking                      2,938,400           41,419,772
    Svenska Handelsbanken
      AB (Sweden)                    Commercial Banking                      1,498,800           25,437,816
    Kookmin Bank (Korea)             Commercial Banking                        231,168            7,577,302
                                                                                           ----------------
                                                                                                308,241,597
FINANCIAL SERVICES--1.8%
    Credit Suisse Group
      (Switzerland)                  Investment Services & Insurance         1,552,900     $     49,680,101

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

OTHER FINANCIAL--7.6%
    Daiwa Securities Group
      Inc. (Japan)                   Stock Broker                           11,688,000     $     79,171,362
    Euronext (Netherlands)           Stock Exchange                          3,221,600           78,495,500
    Deutsche Boerse
      AG (Germany)                   Electronic Trading Systems              1,105,200           56,407,142
                                                                                           ----------------
                                                                                                214,074,004
PHARMACEUTICALS--11.4%
    GlaxoSmithKline
      plc (Great Britain)            Pharmaceuticals                         4,799,700     $     99,971,123
    Aventis S.A. (France)            Pharmaceuticals                         1,738,800           90,264,390
    Takeda Chemical Industries,
       Ltd. (Japan)                  Pharmaceuticals
                                       & Food Supplements                    2,314,000           84,496,501
    Novartis AG (Switzerland)        Pharmaceuticals                         1,170,700           45,297,975
                                                                                           ----------------
                                                                                                320,029,989
TELECOMMUNICATIONS--2.7%
    SK Telecom Co., Ltd. (Korea)     Mobile Telecommunications                 473,600     $     75,766,117

TELECOMMUNICATIONS EQUIPMENT--1.4%
    Telefonaktiebolaget
      LM Ericsson,
      Class B (Sweden) (a)           Mobile & Wired
                                       Telecommunications Products          26,012,000     $     37,936,964

COMPUTER SERVICES--2.1%
    Meitec Corporation
      (Japan) (c)                    Software Engineering Services           1,613,200     $     59,340,750

AIRPORT MAINTENANCE--0.1%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)(c)                Airport Operator                          242,000     $      3,557,400

DIVERSIFIED CONGLOMERATES--3.4%
    Vivendi Universal
      SA (France) (a)                Multimedia                              4,702,700     $     83,293,282
    LVMH Moet Hennessy
      Louis Vuitton
      SA (France)                    Diversified Luxury Goods                  159,600            9,921,708
    Haw Par Corporation
      Limited (Singapore)            Healthcare & Leisure Products              58,338              144,390
                                                                                           ----------------
                                                                                                 93,359,380

NAME                                 DESCRIPTION                           SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

INSTRUMENTS--1.5%
    Orbotech, Ltd.
      (Israel) (a)(c)                Optical Inspection Systems              2,041,200     $     41,722,128

MACHINERY & INDUSTRIAL
  PROCESSING--1.4%
    Metso Corporation
      (Finland)                      Paper & Pulp Machinery                  3,863,000     $     38,576,662

OTHER INDUSTRIAL GOODS &
  SERVICES--2.5%
    Enodis plc
      (Great Britain) (a)(c)         Food Processing Equipment              33,585,320     $     39,080,214
    Chargeurs SA (France) (c)        Wool, Textile Production
                                       & Trading                             1,050,201           30,593,668
                                                                                           ----------------
                                                                                                 69,673,882
TRANSPORTATION SERVICES--2.1%
    Associated British
      Ports Holdings
      plc (Great Britain)            Port Operator                           8,497,299     $     58,371,811

CHEMICALS--6.5%
    Akzo Nobel N.V.
      (Netherlands)                  Chemical Producer                       2,576,500     $     80,370,678
    Givaudan (Switzerland)           Fragrance & Flavor Compound
                                       Manufacturer                            182,700           77,332,601
    Lonza Group AG,
      Registered Shares
      (Switzerland)                  Industrial Organic Chemicals              492,900           23,102,646
                                                                                           ----------------
                                                                                                180,805,925

    TOTAL COMMON STOCKS
      (COST: $2,310,623,395)                                                                  2,661,737,201

NAME                                 DESCRIPTION                             PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.7%

U.S. GOVERNMENT BILLS--1.4%
    United States Treasury Bills, 0.845%-0.875%
      due 10/2/2003 - 10/9/2003                                       $     40,000,000     $     39,995,759

    TOTAL U.S. GOVERNMENT BILLS (COST: $39,995,759)                                              39,995,759

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price $90,502,388 collateralized by
      U.S. Government Agency Securities                               $     90,500,000     $     90,500,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price $2,247,122 collateralized by
      a U.S. Government Agency Security                                      2,247,075            2,247,075

    TOTAL REPURCHASE AGREEMENTS (COST: $92,747,075)                                              92,747,075

    TOTAL SHORT TERM INVESTMENTS (COST: $132,742,834)                                           132,742,834

    Total Investments (Cost $2,443,366,229)--99.8%                                         $  2,794,480,035
    Other Assets In Excess Of Other Liabilities--0.2%                                             5,365,101
                                                                                           ----------------
    TOTAL NET ASSETS--100%                                                                 $  2,799,845,136
                                                                                           ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

    REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/03) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(21)

              THE OAKMARK INTERNATIONAL SMALL CAP FUND      MSCI WORLD EX U.S. INDEX
10/31/1995                               $ 10,000                      $ 10,000
12/31/1995                               $  9,630                      $ 10,684
 3/31/1996                               $ 10,970                      $ 11,006
 6/30/1996                               $ 11,570                      $ 11,186
 9/30/1996                               $ 11,590                      $ 11,195
12/31/1996                               $ 12,038                      $ 11,418
 3/31/1997                               $ 12,080                      $ 11,241
 6/30/1997                               $ 13,181                      $ 12,699
 9/30/1997                               $ 12,672                      $ 12,652
12/31/1997                               $  9,642                      $ 11,677
 3/31/1998                               $ 11,429                      $ 13,394
 6/30/1998                               $  9,892                      $ 13,499
 9/30/1998                               $  8,211                      $ 11,513
12/31/1998                               $ 10,529                      $ 13,868
 3/31/1999                               $ 13,118                      $ 14,086
 6/30/1999                               $ 15,317                      $ 14,493
 9/30/1999                               $ 15,439                      $ 15,114
12/31/1999                               $ 16,190                      $ 17,741
 3/31/2000                               $ 15,387                      $ 17,839
 6/30/2000                               $ 15,529                      $ 17,217
 9/30/2000                               $ 14,908                      $ 15,906
12/31/2000                               $ 14,756                      $ 15,369
 3/31/2001                               $ 15,232                      $ 13,213
 6/30/2001                               $ 15,777                      $ 13,075
 9/30/2001                               $ 13,987                      $ 11,273
12/31/2001                               $ 16,671                      $ 12,080
 3/31/2002                               $ 18,370                      $ 12,149
 6/30/2002                               $ 18,831                      $ 11,877
 9/30/2002                               $ 14,641                      $  9,547
12/31/2002                               $ 15,818                      $ 10,172
 3/31/2003                               $ 13,882                      $  9,406
 6/30/2003                               $ 17,933                      $ 11,215
 9/30/2003                               $ 20,465                      $ 12,121

                                                 ANNUAL AVERAGE TOTAL RETURNS(1)
                                                       (AS OF 9/30/03)

                                                                                SINCE
                                           TOTAL RETURN                       INCEPTION
                                          LAST 3 MONTHS*  1-YEAR    5-YEAR    (11/1/95)
---------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL SMALL CAP FUND           14.12%     39.78%    20.03%     9.46%
MSCI World ex. U.S.(21)                         8.08%     26.95%     1.03%     2.46%
Lipper International Small Cap Average(25)     15.07%     38.43%     8.26%     9.36%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Small Cap Fund was up 14% for the quarter ending September 30, 2003. This performance was in line with relevant indices for the quarter. The strong price recovery in global stocks that began in March continued through the 3rd quarter, with small cap stocks outperforming large caps over the period. Reflective of this recovery your Fund is up 47% over the past six months.

A number of companies contributed to performance in the quarter. Baycorp Advantage Ltd, the Australasian (Australia & New Zealand) credit reference provider, had the strongest price appreciation and was the single biggest contributor to the Fund's NAV(24). You may recall Baycorp from our discussion in the March 31, 2003, shareholder's letter. It was one of the worst performers for that three month period, and we remarked the market's overreaction to a slow down in growth had created a significant gap between price and business value, and that we continued to add to our holding. Baycorp is now the single largest position in the Fund.

Bulgari S.p.A, the Italian luxury goods company, was another very strong performer. Other contributors included two Swiss companies, Schindler Holding AG and Gurit-Heberlein AG, as well as UK-based Carpetright.

In Japan the Fund benefited from very strong stock selection, due to the performance of Asatsu-DK, Square-Enix, and Ichiyoshi Securities Co. Ltd.

LOOKING FORWARD

Even with the strong recent performance of the portfolio, we remain optimistic about potential price appreciation. We continue to own generally good quality businesses trading a significant discount to our estimate of intrinsic value. Thank you for your continued confidence.


/s/ David G. Herro                   /s/ Michael J. Welsh

DAVID G. HERRO, CFA                  MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                    Portfolio Manager
dherro@oakmark.com                   mwelsh@oakmark.com

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2003

[CHART]

                                          % OF FUND
                                EQUITY MARKET VALUE
---------------------------------------------------
- EUROPE                                      72.3%
    Switzerland                               17.6%
  * France                                    14.8%
  * Italy                                      9.6%
    Great Britain                              8.9%
    Denmark                                    6.3%
  * Germany                                    5.4%
    Sweden                                     3.0%
  * Spain                                      2.7%
  * Finland                                    2.0%
  * Netherlands                                1.7%
  * Austria                                    0.3%

- PACIFIC RIM                                 23.2%
  Australia                                    8.5%
  Japan                                        7.1%
  Korea                                        3.3%
  New Zealand                                  2.2%
  Thailand                                     1.0%
  Philippines                                  0.6%
  Hong Kong                                    0.5%

- LATIN AMERICA                                4.0%
  Mexico                                       4.0%

- NORTH AMERICA                                0.5%
  Canada                                       0.5%

* Euro currency countries comprise 36.5% of the Fund.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2003

NAME                                                    DESCRIPTION                              SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8%

FOOD & BEVERAGE--5.9%
    Campari Group (Italy)                               Soft Drinks, Wines, &
                                                          Spirits Producer                           245,200   $    9,925,888
    Baron de Ley, S.A.
      (Spain) (a)                                       Wines & Spirits Manufacturer                 150,985        6,069,767
    Hite Brewery
      Co., Ltd. (Korea)                                 Brewer                                        68,000        4,138,591
    Alaska Milk Corporation
      (Philippines) (b)                                 Milk Producer                             49,394,000        2,745,362
    Grupo Continental, S.A.
      (Mexico)                                          Soft Drink Manufacturer                    1,654,100        2,451,633
    Kook Soon Dang
      Brewery Co., Ltd.
      (Korea)                                           Wine & Spirits Manufacturer                  122,676        2,191,881
                                                                                                               --------------
                                                                                                                   27,523,122
HOUSEHOLD PRODUCTS--0.6%
    Societe BIC SA (France)                             Consumer & Office Supplies                    64,800   $    2,763,600

OTHER CONSUMER GOODS & SERVICES--0.2%
    Royal Doulton plc
      (Great Britain) (a)(b)                            Tableware & Giftware                      22,373,000   $    1,069,231

BROADCASTING & PUBLISHING--2.3%
    Tamedia AG (Switzerland)                            TV Broadcasting & Publishing                 184,151   $   11,155,174

BUILDING MATERIALS & CONSTRUCTION--0.8%
    Fletcher Building Limited
      (New Zealand)                                     Building Materials Manufacturer            1,489,800   $    3,788,877

HUMAN RESOURCES--2.1%
    DIS Deutscher Industrie
      Service AG (Germany)                              Recruitment Consultancy Services             552,142   $   10,242,665

INFORMATION SERVICES--4.6%
    Baycorp Advantage
      Limited (Australia) (b)                             Credit Reference Services               14,303,477   $   22,184,264

MARKETING SERVICES--2.1%
    Asatsu-DK, Inc. (Japan)                             Advertising Services Provider                426,700   $    9,934,384

MOTORCYCLES--1.1%
    Ducati Motor Holding
      S.p.A. (Italy) (a)                                Motorcycle Manufacturer                    3,238,300   $    5,316,762

NAME                                                    DESCRIPTION                              SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

PUBLISHING--2.2%
    Recoletos Grupo de
      Comunicacion, S.A.
      (Spain)                                           Publisher                                    880,000   $    6,121,757
    Matichon Public Company
      Limited, Foreign Shares
      (Thailand) (b)                                    Newspaper Publisher                        2,039,500        4,381,639
                                                                                                               --------------
                                                                                                                   10,503,396
RECREATION & ENTERTAINMENT--2.0%
    Square Enix Co., Ltd.
      (Japan)                                           Entertainment Software                       324,600   $    8,096,070
    Konami Sports
      Corporation (Japan)                               Fitness Centers                               96,500        1,506,460
                                                                                                               --------------
                                                                                                                    9,602,530
RETAIL--9.3%
    Bulgari S.p.A. (Italy)                              Jewelry Manufacturer & Retailer            2,170,800   $   17,479,016
    Carpetright plc
      (Great Britain)                                   Carpet Retailer                            1,174,500       15,326,115
    D.F.S. Furniture Company
      plc (Great Britain)                               Furniture Retailer & Manufacturer          1,743,600       11,897,876
                                                                                                               --------------
                                                                                                                   44,703,007
BANK & THRIFTS--3.7%
    Jyske Bank A/S
      (Denmark) (a)                                     Commercial Banking                           222,400   $    9,562,739
    Vontobel Holding AG
      (Switzerland)                                     Commercial Banking                           469,000        7,972,627
                                                                                                               --------------
                                                                                                                   17,535,366
FINANCIAL SERVICES--4.6%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)                              Asset Management                              49,090   $   14,125,014
    Van der Moolen Holding
      N.V. (Netherlands)                                International Trading Firm                   761,200        7,920,806
                                                                                                               --------------
                                                                                                                   22,045,820
OTHER FINANCIAL--2.5%
    Ichiyoshi Securities Co.,
      Ltd. (Japan)                                      Stock Broker                               2,480,000   $    9,545,308
    TSX Group Inc. (Canada)                             Stock Exchanges                              101,500        2,442,614
                                                                                                               --------------
                                                                                                                   11,987,922
MEDICAL PRODUCTS--4.2%
    Ansell Limited (Australia)                          Protective Rubber &
                                                          Plastics Products                        3,587,350   $   16,398,781
    Coloplast A/S, Class B                              Healthcare Products &
      (Denmark)                                           Services Provider                           46,100        3,863,128
                                                                                                               --------------
                                                                                                                   20,261,909

NAME                                                    DESCRIPTION                              SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

PHARMACEUTICALS--0.6%
    Santen Pharmaceutical
      Co., Ltd. (Japan)                                 Pharmaceuticals                              265,500   $    2,977,526

TELECOMMUNICATIONS--0.5%
    Asia Satellite
      Telecommunications
      Holdings Limited
      (Hong Kong)                                       Satellite Operator                         1,491,000   $    2,281,436

COMPUTER SERVICES--4.2%
    Morse plc (Great Britain)                           Business & Technology Solutions            5,734,300   $   12,153,462
    Sopra Group (France)                                Computer Engineering                         128,430        5,207,926
    Alten (France) (a)                                  Systems Consulting & Engineering             298,141        3,081,516
                                                                                                               --------------
                                                                                                                   20,442,904
COMPUTER SYSTEMS--2.4%
    Lectra (France) (a)                                 Manufacturing Process Systems              1,718,500   $   11,714,520

OFFICE EQUIPMENT--3.6%
    Neopost SA (France)                                 Mailroom Equipment Supplier                  374,800   $   17,382,081

AIRPORT MAINTENANCE--6.5%
    Grupo Aeroportuario
      del Sureste S.A. de C.V.
      (Mexico) (b)(c)                                   Airport Operator                           1,064,000   $   15,640,800
    Kobenhavns Lufthavne
      A/S (Copenhagen
      Airports A/S - CPH)
      (Denmark)                                         Airport Management &
                                                          Operations                                 162,700       15,191,529
                                                                                                               --------------
                                                                                                                   30,832,329
DIVERSIFIED CONGLOMERATES--6.3%
    Pargesa Holding AG
      (Switzerland)                                     Diversified Operations                         5,374   $   12,390,739
    Financiere Marc de
      Lacharriere SA
      (Fimalac) (France)                                Diversified Operations                       346,764        9,071,299
    Tae Young Corp. (Korea)                             Heavy Construction                           213,000        8,518,889
    Financiere Marc de
      Lacharriere SA (Fimalac),
      Warrants (France)                                 Diversified Operations                        31,866           83,918
                                                                                                               --------------
                                                                                                                   30,064,845

NAME                                                    DESCRIPTION                              SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.8% (CONT.)

ENVIRONMENTAL PRODUCTS & SERVICES--0.1%
    Munters AB (Sweden)                                 Cooling & Moisture Control Systems            23,500   $      509,551

INSTRUMENTS--1.7%
    Vaisala Oyj, Class A
      (Finland)                                         Atmospheric Observation Equipment            329,700   $    8,052,474

MACHINERY & INDUSTRIAL PROCESSING--8.1%
    Pfeiffer Vacuum
      Technology AG
      (Germany) (b)                                        Vacuum Pump Manufacturer                  471,140   $   14,262,913
    Alfa Laval (Sweden)                                 Filtration & Separation Equipment          1,133,100       13,308,221
    Carbone Lorraine SA
      (France)                                          Electrical Systems Manufacturer              300,382        9,678,056
    Andritz AG (Austria)                                General Industrial Machinery                  41,700        1,348,398
                                                                                                               --------------
                                                                                                                   38,597,588

OTHER INDUSTRIAL GOODS & SERVICES--5.3%
    Schindler Holding AG
      (Switzerland) (a)                                 Elevator & Escalator Manufacturer             71,900   $   16,768,409
    LISI (France)                                       Industrial Fastener Manufacturer             241,813        7,044,315
    Kone Oyj, Class B
      (Finland)                                         Elevators                                     24,500        1,224,451
                                                                                                               --------------
                                                                                                                   25,037,175
PRODUCTION EQUIPMENT--2.4%
    Interpump Group S.p.A.
      (Italy)                                           Pump & Piston Manufacturer                 2,816,400   $   10,656,037
    NSC Groupe (France)                                 Textile Equipment Manufacturer                12,316        1,062,708
                                                                                                               --------------
                                                                                                                   11,718,745
TRANSPORTATION SERVICES--1.3%
    Mainfreight Limited
      (New Zealand) (b)                                 Logistics Services                         7,765,726   $    6,151,604

CHEMICALS--3.6%
    Gurit-Heberlein AG
      (Switzerland)                                     Chemical Producer                             27,664   $   17,176,754

    TOTAL COMMON STOCKS (COST: $383,420,899)                                                                      453,557,561

NAME                                                    DESCRIPTION                                PAR VALUE     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.4%

U.S. GOVERNMENT BILLS--1.1%
    United States Treasury Bills, 0.845% due 10/9/2003                                        $    5,000,000   $    4,999,061

    TOTAL U.S. GOVERNMENT BILLS (COST: $4,999,061)                                                                  4,999,061

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 0.95% due 10/1/2003,
      repurchase price of $14,000,369 collateralized by
      U.S. Government Agency Securities                                                       $   14,000,000   $   14,000,000
    IBT Repurchase Agreement, 0.75% due 10/1/2003,
      repurchase price of $1,838,097 collateralized by a
      U.S. Government Agency Security                                                              1,838,059        1,838,059

    TOTAL REPURCHASE AGREEMENTS (COST: $15,838,059)                                                                15,838,059

    TOTAL SHORT TERM INVESTMENTS (COST: $20,837,120)                                                               20,837,120

    Total Investments (Cost $404,258,019)--99.2%                                                               $  474,394,681
    Foreign Currencies (Cost $93,014)--0.0%                                                                    $       93,140
    Other Assets In Excess Of Other Liabilities--0.8%                                                               3,756,608
                                                                                                               --------------
    TOTAL NET ASSETS--100%                                                                                     $  478,244,429
                                                                                                               ==============

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c)  Represents an American Depository Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

   STATEMENTS OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2003

                                                                                             THE OAKMARK         THE OAKMARK
                                                                          THE OAKMARK           SELECT            SMALL CAP
                                                                              FUND               FUND                FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value             (a)    $  4,624,823,480    $  4,360,576,973    $    326,228,964
   Investments in affiliated securities, at value               (b)         168,308,045         735,473,071          27,153,360
   Foreign currency, at value                                   (c)                   0                   0                   0
   Receivable for:
        Securities sold                                                               0                   0           2,042,304
        Fund shares sold                                                     10,156,339           7,738,785             460,427
        Dividends and interest                                                6,479,553           4,186,428             247,903
        Tax reclaim                                                                   0                   0                   0
                                                                       ----------------    ----------------    ----------------
   Total receivables                                                         16,635,892          11,925,213           2,750,634
   Other assets                                                                   2,049               2,076               1,783
                                                                       ----------------    ----------------    ----------------
   Total assets                                                        $  4,809,769,466    $  5,107,977,333    $    356,134,741

LIABILITIES AND NET ASSETS
   Options written, at value                                    (d)    $              0    $              0    $         98,250
   Payable for:
        Securities purchased                                                 13,833,926          16,639,652           4,315,627
        Fund shares redeemed                                                  2,475,482           2,887,634             186,605
        Due to Adviser                                                          120,488             124,770              10,303
        Due to transfer agent                                                   531,261             316,261              80,462
        Trustees fees                                                            16,796              17,890               6,591
        Deferred trustee compensation                                           633,260             504,425             221,776
        Other                                                                 1,643,118           1,399,431             201,494
                                                                       ----------------    ----------------    ----------------
   Total liabilities                                                         19,254,331          21,890,063           5,121,108
                                                                       ----------------    ----------------    ----------------
   Net assets applicable to fund shares outstanding                    $  4,790,515,135    $  5,086,087,270    $    351,013,633
                                                                       ================    ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                     $  4,577,792,523    $  4,017,762,883    $    341,279,922
   Accumulated undistributed net realized gain (loss)
        of investments, forward contracts and foreign currency
        exchange transactions                                              (332,994,872)       (178,322,687)        (11,819,142)
   Net unrealized appreciation (depreciation) of investments                526,808,316       1,236,921,496          21,774,629
   Net unrealized appreciation (depreciation)--other                                  0                   0                   0
   Accumulated undistributed net investment income (loss)                    18,909,168           9,725,578            (221,776)
                                                                       ----------------    ----------------    ----------------
   Net assets applicable to Fund shares outstanding                    $  4,790,515,135    $  5,086,087,270    $    351,013,633
                                                                       ================    ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                  $          33.85    $          27.55    $          17.18
                                                                       ================    ================    ================
   Class I--Net assets                                                 $  4,769,381,577    $  4,993,029,715    $    350,261,221
   Class I--Shares outstanding (Unlimited shares authorized)                140,880,178         181,227,232          20,384,382
   Net asset value per share: Class II                                 $          33.68    $          27.37    $          17.10
                                                                       ================    ================    ================
   Class II--Net assets                                                $     21,133,558    $     93,057,555    $        752,412
   Class II--Shares outstanding (Unlimited shares authorized)                   627,434           3,399,741              44,013

(a)  Identified cost of investments in unaffiliated securities         $  4,145,259,797    $  3,399,502,648    $    287,196,683
(b)  Identified cost of investments in affiliated securities                121,063,412         459,625,900          44,429,531
(c)  Identified cost of foreign currency                                              0                   0                   0
(d)  Premiums received on options written                                             0                   0             116,769

                                                                          THE OAKMARK        THE OAKMARK
                                                                           EQUITY AND          GLOBAL
                                                                          INCOME FUND           FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value             (a)    $  4,249,548,997    $    626,201,275
   Investments in affiliated securities, at value               (b)         103,292,500          94,454,763
   Foreign currency, at value                                   (c)                   0                   0
   Receivable for:
        Securities sold                                                      11,963,539                   0
        Fund shares sold                                                     22,586,257           5,217,976
        Dividends and interest                                               15,014,757           1,395,507
        Tax reclaim                                                                   0             113,158
                                                                       ----------------    ----------------
   Total receivables                                                         49,564,553           6,726,641
   Other assets                                                                   1,967              12,453
                                                                       ----------------    ----------------
   Total assets                                                        $  4,402,408,017    $    727,395,132

LIABILITIES AND NET ASSETS
   Options written, at value                                    (d)    $              0    $        207,500
   Payable for:
        Securities purchased                                                 12,316,799          14,557,379
        Fund shares redeemed                                                  3,407,236           1,560,608
        Due to Adviser                                                           88,925              16,315
        Due to transfer agent                                                   228,292              53,826
        Trustees fees                                                            14,783               6,796
        Deferred trustee compensation                                           280,303             174,344
        Other                                                                 1,422,668             220,929
                                                                       ----------------    ----------------
   Total liabilities                                                         17,759,006          16,797,697
                                                                       ----------------    ----------------
   Net assets applicable to fund shares outstanding                    $  4,384,649,011    $    710,597,435
                                                                       ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                     $  4,019,126,985    $    626,594,459
   Accumulated undistributed net realized gain (loss)
        of investments, forward contracts and foreign currency
        exchange transactions                                               (70,194,686)          2,553,786
   Net unrealized appreciation (depreciation) of investments                412,084,617          81,764,860
   Net unrealized appreciation (depreciation)--other                             86,868             (25,111)
   Accumulated undistributed net investment income (loss)                    23,545,227            (290,559)
                                                                       ----------------    ----------------
   Net assets applicable to Fund shares outstanding                    $  4,384,649,011    $    710,597,435
                                                                       ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                  $          20.30    $          16.98
                                                                       ================    ================
   Class I--Net assets                                                 $  4,138,019,989    $    704,789,043
   Class I--Shares outstanding (Unlimited shares authorized)                203,828,648          41,511,169
   Net asset value per share: Class II                                 $          20.24    $          16.84
                                                                       ================    ================
   Class II--Net assets                                                $    246,629,022    $      5,808,392
   Class II--Shares outstanding (Unlimited shares authorized)                12,185,691             344,894

(a)  Identified cost of investments in unaffiliated securities         $  3,845,345,286    $    555,621,304
(b)  Identified cost of investments in affiliated securities                 95,411,594          83,370,202
(c)  Identified cost of foreign currency                                              0                   0
(d)  Premiums received on options written                                             0             255,988

                                                                          THE OAKMARK        THE OAKMARK
                                                                         INTERNATIONAL      INTERNATIONAL
                                                                             FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value             (a)    $  2,483,860,976    $    407,958,868
   Investments in affiliated securities, at value               (b)         310,619,059          66,435,813
   Foreign currency, at value                                   (c)                   0              93,140
   Receivable for:
        Securities sold                                                               0           2,276,361
        Fund shares sold                                                     15,637,549           1,429,207
        Dividends and interest                                                6,473,864             247,648
        Tax reclaim                                                           1,233,241             787,921
                                                                       ----------------    ----------------
   Total receivables                                                         23,344,654           4,741,137
   Other assets                                                                   1,888               1,783
                                                                       ----------------    ----------------
   Total assets                                                        $  2,817,826,577    $    479,230,741

LIABILITIES AND NET ASSETS
   Options written, at value                                    (d)    $              0    $              0
   Payable for:
        Securities purchased                                                 14,328,817             148,185
        Fund shares redeemed                                                  2,004,232             395,649
        Due to Adviser                                                           72,155              15,629
        Due to transfer agent                                                   183,349              41,845
        Trustees fees                                                            11,225               6,745
        Deferred trustee compensation                                           311,238             192,332
        Other                                                                 1,070,425             185,927
                                                                       ----------------    ----------------
   Total liabilities                                                         17,981,441             986,312
                                                                       ----------------    ----------------
   Net assets applicable to fund shares outstanding                    $  2,799,845,136    $    478,244,429
                                                                       ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                     $  2,640,297,749    $    438,410,162
   Accumulated undistributed net realized gain (loss)
        of investments, forward contracts and foreign currency
        exchange transactions                                              (211,075,834)        (33,870,230)
   Net unrealized appreciation (depreciation) of investments                351,213,309          70,126,173
   Net unrealized appreciation (depreciation)--other                            127,745              60,059
   Accumulated undistributed net investment income (loss)                    19,282,167           3,518,265
                                                                       ----------------    ----------------
   Net assets applicable to Fund shares outstanding                    $  2,799,845,136    $    478,244,429
                                                                       ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                  $          15.67    $          13.74
                                                                       ================    ================
   Class I--Net assets                                                 $  2,676,610,268    $    477,804,840
   Class I--Shares outstanding (Unlimited shares authorized)                170,773,739          34,774,368
   Net asset value per share: Class II                                 $          15.58    $          13.69
                                                                       ================    ================
   Class II--Net assets                                                $    123,234,868    $        439,589
   Class II--Shares outstanding (Unlimited shares authorized)                 7,908,472              32,113

(a)  Identified cost of investments in unaffiliated securities         $  2,175,433,085    $    336,790,323
(b)  Identified cost of investments in affiliated securities                267,933,144          67,467,696
(c)  Identified cost of foreign currency                                              0              93,014
(d)  Premiums received on options written                                             0                   0

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF OPERATIONS--YEAR ENDED SEPTEMBER 30, 2003

                                                                                              THE OAKMARK        THE OAKMARK
                                                                          THE OAKMARK            SELECT           SMALL CAP
                                                                              FUND                FUND               FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                              $     59,602,137    $     44,753,904    $      2,129,441
   Dividends from affiliated securities                                       2,241,682           6,736,252                   0
   Interest Income                                                            4,037,177           4,522,097             182,668
   Securities lending income                                                          0                   0                   0
   Other income                                                                  89,785              35,751                   0
   Foreign taxes withheld                                                      (255,528)                  0                   0
                                                                       ----------------    ----------------    ----------------
        Total investment income                                              65,715,253          56,048,004           2,312,109

EXPENSES:
   Investment advisory fee                                                   37,074,474          38,938,068           3,492,495
   Transfer and dividend disbursing agent fees                                2,825,387           1,661,800             418,413
   Other shareholder servicing fees                                           3,073,278           2,731,432             239,250
   Service fee--Class II                                                         31,136             193,129               1,674
   Reports to shareholders                                                    2,142,621           1,259,823             297,125
   Custody and accounting fees                                                  434,075             469,750              50,691
   Registration and blue sky expenses                                           147,168              77,419              37,320
   Trustee fees                                                                  69,818              79,240              27,628
   Deferred trustee compensation                                                179,772             191,415              71,267
   Legal fees                                                                    53,468              56,404              21,291
   Audit fees                                                                    55,910              64,005              12,996
   Other                                                                        243,537             262,021              57,493
                                                                       ----------------    ----------------    ----------------
        Total expenses                                                       46,330,644          45,984,506           4,727,643
        Expense reimbursement                                                         0                   0                (654)
        Expense offset arrangements                                                (170)                (51)                 (9)
                                                                       ----------------    ----------------    ----------------
   Net expenses                                                              46,330,474          45,984,455           4,726,980

NET INVESTMENT INCOME (LOSS):                                                19,384,779          10,063,549          (2,414,871)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on unaffiliated securities                     (150,513,441)       (103,743,922)        (10,678,339)
   Net realized loss on affiliated securities                                         0          (5,847,345)           (970,575)
   Net realized gain (loss) on options                                       12,672,486           7,892,086             326,790
   Net realized gain on short sales                                             153,209               2,021                   0
   Net realized gain (loss) on foreign currency transactions                          0                   0                   0
   Net change in unrealized appreciation of
      investments and foreign currencies                                    867,321,548       1,121,320,614          80,258,968
   Net change in appreciation (depreciation)--other                                   0                   0                   0

Net realized and unrealized gain on
  investments and foreign currency transactions:                            729,633,802       1,019,623,454          68,936,844
                                                                       ----------------    ----------------    ----------------

Net increase in net assets resulting from operations                   $    749,018,581    $  1,029,687,003    $     66,521,973
                                                                       ================    ================    ================

                                                                          THE OAKMARK        THE OAKMARK
                                                                           EQUITY AND          GLOBAL
                                                                          INCOME FUND           FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                              $     23,518,559    $      3,650,525
   Dividends from affiliated securities                                               0             661,483
   Interest Income                                                           41,360,992             236,693
   Securities lending income                                                          0              38,886
   Other income                                                                   6,277                   0
   Foreign taxes withheld                                                      (228,206)           (460,738)
                                                                       ----------------    ----------------
        Total investment income                                              64,657,622           4,126,849

EXPENSES:
   Investment advisory fee                                                   23,468,519           2,982,092
   Transfer and dividend disbursing agent fees                                1,161,063             267,441
   Other shareholder servicing fees                                           3,446,666             149,118
   Service fee--Class II                                                        423,874               5,196
   Reports to shareholders                                                      915,859             183,647
   Custody and accounting fees                                                  356,560             225,992
   Registration and blue sky expenses                                           209,265             121,133
   Trustee fees                                                                  64,182              27,876
   Deferred trustee compensation                                                154,035              71,226
   Legal fees                                                                    46,562              20,340
   Audit fees                                                                    47,139              11,562
   Other                                                                        189,829              51,789
                                                                       ----------------    ----------------
        Total expenses                                                       30,483,553           4,117,412
        Expense reimbursement                                                         0                   0
        Expense offset arrangements                                                  (1)                 (9)
                                                                       ----------------    ----------------
   Net expenses                                                              30,483,552           4,117,403

NET INVESTMENT INCOME (LOSS):                                                34,174,070               9,446

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on unaffiliated securities                        7,108,734           4,193,675
   Net realized loss on affiliated securities                                         0            (151,560)
   Net realized gain (loss) on options                                        2,453,329            (227,233)
   Net realized gain on short sales                                                   0                   0
   Net realized gain (loss) on foreign currency transactions                    370,636            (168,173)
   Net change in unrealized appreciation of
     investments and foreign currencies                                     517,697,982         114,576,882
   Net change in appreciation (depreciation)--other                              87,469             (43,405)

Net realized and unrealized gain on
  investments and foreign currency transactions:                            527,718,150         118,180,186
                                                                       ----------------    ----------------

Net increase in net assets resulting from operations                   $    561,892,220    $    118,189,632
                                                                       ================    ================

                                                                          THE OAKMARK        THE OAKMARK
                                                                         INTERNATIONAL      INTERNATIONAL
                                                                             FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                              $     43,137,392    $      9,195,319
   Dividends from affiliated securities                                       5,858,702           1,576,048
   Interest Income                                                              872,451             142,837
   Securities lending income                                                  1,118,106                   0
   Other income                                                                       0                   0
   Foreign taxes withheld                                                    (5,707,195)         (1,242,916)
                                                                       ----------------    ----------------
        Total investment income                                              45,279,456           9,671,288

EXPENSES:
   Investment advisory fee                                                   19,015,386           4,626,713
   Transfer and dividend disbursing agent fees                                  941,105             212,442
   Other shareholder servicing fees                                           1,903,171             331,936
   Service fee--Class II                                                        209,143                 803
   Reports to shareholders                                                      722,282             143,097
   Custody and accounting fees                                                1,835,731             389,671
   Registration and blue sky expenses                                           129,664              37,788
   Trustee fees                                                                  48,026              28,893
   Deferred trustee compensation                                                119,153              72,553
   Legal fees                                                                    35,759              21,472
   Audit fees                                                                    32,729               8,905
   Other                                                                        129,236              57,848
                                                                       ----------------    ----------------
        Total expenses                                                       25,121,385           5,932,121
        Expense reimbursement                                                         0                   0
        Expense offset arrangements                                                 (68)                 (9)
                                                                       ----------------    ----------------
   Net expenses                                                              25,121,317           5,932,112

NET INVESTMENT INCOME (LOSS):                                                20,158,139           3,739,176

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on unaffiliated securities                     (194,022,549)        (30,903,635)
   Net realized loss on affiliated securities                                  (114,714)         (2,571,782)
   Net realized gain (loss) on options                                                0                   0
   Net realized gain on short sales                                                   0                   0
   Net realized gain (loss) on foreign currency transactions                   (659,981)            (58,650)
   Net change in unrealized appreciation of
     investments and foreign currencies                                     712,978,826         160,461,142
   Net change in appreciation (depreciation)--other                             294,152              36,163

Net realized and unrealized gain on
  investments and foreign currency transactions:                            518,475,734         126,963,238
                                                                       ----------------    ----------------

Net increase in net assets resulting from operations                   $    538,633,873    $    130,702,414
                                                                       ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   THE OAKMARK FUND
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED           YEAR ENDED
                                                                       SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                $     19,384,779     $     14,076,323
   Net realized loss on investments                                         (137,687,746)         (32,394,066)
   Net change in unrealized appreciation (depreciation) of
     investments                                                             867,321,548         (498,006,779)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     749,018,581         (516,324,522)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                            (13,880,781)         (19,630,178)
   Net investment income--Class II                                               (29,599)                (447)
                                                                        ----------------     ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                       (13,910,380)         (19,630,625)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                      1,533,121,113        1,648,934,264
   Proceeds from shares sold--Class II                                        17,938,866           10,646,454
   Reinvestment of distributions--Class I                                     13,078,556           19,105,784
   Reinvestment of distributions--Class II                                           700                  347
   Payments for shares redeemed, net of fees--Class I                       (810,690,610)        (942,439,538)
   Payments for shares redeemed, net of fees--Class II                        (6,723,524)            (838,834)
                                                                        ----------------     ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      746,725,101          735,408,477
                                                                        ----------------     ----------------

TOTAL INCREASE IN NET ASSETS                                               1,481,833,302          199,453,330
   NET ASSETS:
   Beginning of period                                                     3,308,681,833        3,109,228,503
                                                                        ----------------     ----------------
   End of period                                                        $  4,790,515,135     $  3,308,681,833
                                                                        ================     ================
   Undistributed net investment income                                  $     18,909,168     $     13,434,769
                                                                        ================     ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                49,341,298           48,113,112
   Shares issued in reinvestment of dividends                                    425,457              562,595
   Less shares redeemed                                                      (26,435,618)         (28,259,864)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                         23,331,137           20,415,843
                                                                        ================     ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                   576,827              298,334
   Shares issued in reinvestment of dividends                                         23                   10
   Less shares redeemed                                                         (225,241)             (25,887)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                            351,609              272,457
                                                                        ================     ================

                                                                                     THE OAKMARK
                                                                                     SELECT FUND
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED           YEAR ENDED
                                                                       SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                $     10,063,549     $      4,018,416
   Net realized loss on investments                                         (101,697,160)         (29,674,087)
   Net change in unrealized appreciation (depreciation) of
     investments                                                           1,121,320,614         (635,685,201)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   1,029,687,003         (661,340,872)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                             (3,934,423)          (8,379,997)
                                                                        ----------------     ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (3,934,423)          (8,379,997)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                        917,786,177        1,260,687,129
   Proceeds from shares sold--Class II                                        37,698,020           74,250,948
   Reinvestment of distributions--Class I                                      3,705,408            7,956,922
   Payments for shares redeemed, net of fees--Class I                       (654,181,633)      (1,056,777,332)
   Payments for shares redeemed, net of fees--Class II                       (26,725,613)         (31,085,298)
                                                                        ----------------     ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      278,282,359          255,032,369
                                                                        ----------------     ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,304,034,939         (414,688,500)
   NET ASSETS:
   Beginning of period                                                     3,782,052,331        4,196,740,831
                                                                        ----------------     ----------------
   End of period                                                        $  5,086,087,270     $  3,782,052,331
                                                                        ================     ================
   Undistributed net investment income                                  $      9,725,578     $      3,596,452
                                                                        ================     ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                36,086,657           47,211,312
   Shares issued in reinvestment of dividends                                    150,625              299,856
   Less shares redeemed                                                      (26,578,347)         (41,080,996)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                          9,658,935            6,430,172
                                                                        ================     ================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                 1,482,025            2,801,878
   Less shares redeemed                                                       (1,069,612)          (1,223,864)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                            412,413            1,578,014
                                                                        ================     ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     THE OAKMARK
                                                                                    SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED            YEAR ENDED
                                                                       SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss                                                  $     (2,414,871)    $     (2,748,950)
   Net realized gain (loss) on investments                                   (11,322,124)             325,855
   Net change in unrealized appreciation (depreciation) of
     investments                                                              80,258,968          (51,515,515)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      66,521,973          (53,938,610)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                         50,502,211          326,865,529
   Proceeds from shares sold--Class II                                           216,335              777,070
   Payments for shares redeemed, net of fees--Class I                       (123,497,018)        (180,818,640)
   Payments for shares redeemed, net of fees--Class II                          (123,957)            (103,465)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      (72,902,429)         146,720,494
                                                                        ----------------     ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (6,380,456)          92,781,884
   NET ASSETS:
   Beginning of period                                                       357,394,089          264,612,205
                                                                        ----------------     ----------------
   End of period                                                        $    351,013,633     $    357,394,089
                                                                        ================     ================
   Undistributed net investment loss                                    $       (221,776)    $       (150,509)
                                                                        ================     ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                 3,238,264           17,912,470
   Less shares redeemed                                                       (8,156,424)         (10,773,500)
                                                                        ----------------     ----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              (4,918,160)           7,138,970
                                                                        ================     ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                    13,910               44,265
   Less shares redeemed                                                           (7,871)              (6,291)
                                                                        ----------------     ----------------
   NET INCREASE IN SHARES OUTSTANDING                                              6,039               37,974
                                                                        ================     ================

                                                                                    THE OAKMARK
                                                                               EQUITY AND INCOME FUND
--------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $     34,174,070      $     28,439,569
   Net realized gain (loss) on investments                                    9,562,063           (81,982,611)
   Net realized gain (loss) on foreign currency transactions                    370,636                (2,938)
   Net change in unrealized appreciation (depreciation) of
     investments                                                            517,697,982          (107,419,745)
   Net change in unrealized appreciation (depreciation)--other                   87,469                  (601)
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    561,892,220          (160,966,326)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (33,616,359)           (6,931,173)
   Net investment income--Class II                                           (1,569,445)              (90,128)
   Net realized gain--Class I                                                         0            (1,870,660)
   Net realized gain--Class II                                                        0               (33,869)
                                                                       ----------------      ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (35,185,804)           (8,925,830)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                     2,076,491,027         2,457,322,254
   Proceeds from shares sold--Class II                                      144,338,218           146,887,453
   Reinvestment of distributions--Class I                                    32,429,243             8,525,720
   Reinvestment of distributions--Class II                                      321,834                85,801
   Payments for shares redeemed, net of fees--Class I                      (709,955,319)         (683,906,125)
   Payments for shares redeemed, net of fees--Class II                      (46,269,411)          (21,792,340)
                                                                       ----------------      ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                   1,497,355,592         1,907,122,763
                                                                       ----------------      ----------------

TOTAL INCREASE IN NET ASSETS                                              2,024,062,008         1,737,230,607
   NET ASSETS:
   Beginning of period                                                    2,360,587,003           623,356,396
                                                                       ----------------      ----------------
   End of period                                                       $  4,384,649,011      $  2,360,587,003
                                                                       ================      ================
   Undistributed net investment income                                 $     23,545,227      $     25,964,233
                                                                       ================      ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                              109,874,694           132,277,123
   Shares issued in reinvestment of dividends                                 1,796,634               477,891
   Less shares redeemed                                                     (38,350,539)          (37,783,411)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        73,320,789            94,971,603
                                                                       ================      ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                7,706,490             7,935,953
   Shares issued in reinvestment of dividends                                    17,840                 4,809
   Less shares redeemed                                                      (2,462,923)           (1,205,519)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                         5,261,407             6,735,243
                                                                       ================      ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     THE OAKMARK
                                                                                     GLOBAL FUND
--------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                        $          9,446      $        (18,547)
   Net realized gain (loss) on investments                                    3,814,882            (1,261,095)
   Net realized gain (loss) on foreign currency transactions                   (168,173)              (37,184)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     114,576,882           (30,244,164)
   Net change in unrealized appreciation (depreciation)--other                  (43,405)               18,109
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    118,189,632           (31,542,881)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                                     0               (11,774)
   Net investment income--Class II                                                    0                   (61)
   Net realized gain--Class I                                                         0            (1,361,493)
   Net realized gain--Class II                                                        0                (7,099)
                                                                       ----------------      ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                0            (1,380,427)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                       524,732,272           228,014,650
   Proceeds from shares sold--Class II                                        6,645,694               754,996
   Reinvestment of distributions--Class I                                             0             1,321,517
   Payments for shares redeemed, net of fees--Class I                      (112,770,994)          (69,082,440)
   Payments for shares redeemed, net of fees--Class II                       (2,412,970)              (75,625)
                                                                       ----------------      ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     416,194,002           160,933,098
                                                                       ----------------      ----------------

TOTAL INCREASE IN NET ASSETS                                                534,383,634           128,009,790
   NET ASSETS:
   Beginning of period                                                      176,213,801            48,204,011
                                                                       ----------------      ----------------
   End of period                                                       $    710,597,435      $    176,213,801
                                                                       ================      ================
   Undistributed net investment loss                                   $       (290,559)     $       (131,833)
                                                                       ================      ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               34,670,227            16,329,528
   Shares issued in reinvestment of dividends                                         0               108,677
   Less shares redeemed                                                      (8,703,761)           (5,343,294)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        25,966,466            11,094,911
                                                                       ================      ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                  462,296                61,020
   Less shares redeemed                                                        (171,894)               (6,528)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                           290,402                54,492
                                                                       ================      ================

                                                                                    THE OAKMARK
                                                                                 INTERNATIONAL FUND
--------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $     20,158,139      $     16,380,565
   Net realized loss on investments                                        (194,137,263)           (2,111,019)
   Net realized loss on foreign currency transactions                          (659,981)             (744,096)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     712,978,826          (199,327,235)
   Net change in unrealized appreciation (depreciation)--other                  294,152              (155,750)
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    538,633,873          (185,957,535)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (15,119,015)          (10,170,790)
   Net investment income--Class II                                             (515,254)              (76,332)
                                                                       ----------------      ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (15,634,269)          (10,247,122)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                     1,342,461,828         1,172,930,611
   Proceeds from shares sold--Class II                                      210,555,153            71,056,423
   Reinvestment of distributions--Class I                                    13,994,235             9,816,822
   Reinvestment of distributions--Class II                                      172,223                 1,669
   Payments for shares redeemed, net of fees--Class I                      (573,914,822)         (339,595,271)
   Payments for shares redeemed, net of fees--Class II                     (158,686,779)          (16,218,827)
                                                                       ----------------      ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     834,581,838           897,991,427
                                                                       ----------------      ----------------

TOTAL INCREASE IN NET ASSETS                                              1,357,581,442           701,786,770
   NET ASSETS:
   Beginning of period                                                    1,442,263,694           740,476,924
                                                                       ----------------      ----------------
   End of period                                                       $  2,799,845,136      $  1,442,263,694
                                                                       ================      ================
   Undistributed net investment income                                 $     19,282,167      $     15,418,278
                                                                       ================      ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               98,256,816            78,310,031
   Shares issued in reinvestment of dividends                                 1,050,618               726,633
   Less shares redeemed                                                     (43,071,914)          (23,511,785)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        56,235,520            55,524,879
                                                                       ================      ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                               15,141,504             4,928,274
   Shares issued in reinvestment of dividends                                    12,959                   124
   Less shares redeemed                                                     (11,241,101)           (1,088,826)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                         3,913,362             3,839,572
                                                                       ================      ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             THE OAKMARK INTERNATIONAL
                                                                                   SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED           YEAR ENDED
                                                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $      3,739,176      $      4,016,566
   Net realized gain (loss) on investments                                  (33,475,417)           12,083,383
   Net realized loss on foreign currency transactions                           (58,650)              (31,834)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     160,461,142           (70,664,400)
   Net change in unrealized appreciation--other                                  36,163                21,128
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    130,702,414           (54,575,157)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                            (3,076,432)           (2,120,585)
   Net investment income--Class II                                               (1,637)                 (921)
   Net realized gain--Class I                                                (9,181,861)           (1,891,258)
   Net realized gain--Class II                                                   (6,548)               (1,136)
                                                                       ----------------      ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (12,266,478)           (4,013,900)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                       122,746,015           428,499,905
   Proceeds from shares sold--Class II                                          978,707               333,324
   Reinvestment of distributions--Class I                                    11,533,652             3,875,545
   Reinvestment of distributions--Class II                                        4,554                     0
   Payments for shares redeemed, net of fees--Class I                      (132,515,271)         (134,986,731)
   Payments for shares redeemed, net of fees--Class II                         (945,332)              (34,570)
                                                                       ----------------      ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                       1,802,325           297,687,473
                                                                       ----------------      ----------------

TOTAL INCREASE IN NET ASSETS                                                120,238,261           239,098,416
   NET ASSETS:
   Beginning of period                                                      358,006,168           118,907,752
                                                                       ----------------      ----------------
   End of period                                                       $    478,244,429      $    358,006,168
                                                                       ================      ================
   Undistributed net investment income                                 $      3,518,265      $      2,936,581
                                                                       ================      ================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               11,051,169            34,412,757
   Shares issued in reinvestment of dividends                                 1,095,314               375,172
   Less shares redeemed                                                     (12,545,416)          (11,505,764)
                                                                       ----------------      ----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                               (398,933)           23,282,165
                                                                       ================      ================
   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                   88,462                27,354
   Shares issued in reinvestment of dividends                                       432                     0
   Less shares redeemed                                                         (85,057)               (2,766)
                                                                       ----------------      ----------------
   NET INCREASE IN SHARES OUTSTANDING                                             3,837                24,588
                                                                       ================      ================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS--SEPTEMBER 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (a Massachusetts business trust), which is registered as an investment company under the Investment Company Act of 1940. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

SECURITY VALUATION--

Securities traded on securities exchanges and over-the-counter securities are valued at the last sales price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis which approximates market value. Options are valued at the last reported sale price on the day of valuation, or lacking any reported sales that day, at the mean of the most recent bid and ask quotations. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, and other assets are valued at a fair value as determined by or under the direction of the Board of Trustees. At September 30, 2003, the Funds held no securities for which quotations were not readily available, nor any securities that may have been affected by a significant event after the price was determined.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from securities.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

At September 30, 2003, net unrealized appreciation (depreciation) - other includes the following components:

                              EQUITY AND                                    INT'L
                                INCOME        GLOBAL      INTERNATIONAL   SMALL CAP
------------------------------------------------------------------------------------
Unrealized appreciation on
   dividends and dividend
   reclaims receivable        $   86,868    $   41,624     $  235,195     $   48,934

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                               0       (66,735)      (107,450)        11,125
                              ----------    ----------     ----------     ----------

Net Unrealized
   appreciation
   (depreciation) - Other     $   86,868    $  (25,111)    $  127,745     $   60,059
                              ==========    ==========     ==========     ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

FORWARD FOREIGN CURRENCY CONTRACTS--

The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. At September 30, 2003, the Funds had no forward foreign currency contracts outstanding.

DISTRIBUTIONS TO SHAREHOLDERS--

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent the tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss). Those differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize, when appropriate, earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

COMMITTED LINE OF CREDIT--

The Funds have an unsecured committed line of credit with Investors Bank & Trust Company in the amount of $350 million. Borrowings under that arrangement bear interest at .45% above the Federal Funds Effective Rate. There were no borrowings during the year ended September 30, 2003.

ACCOUNTING FOR OPTIONS--

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Funds do not give rise to counterparty credit risk, as they obligate the Funds, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as a deferred credit and is subsequently adjusted to the current market value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk associated with purchasing put and call options is potential loss of the premium paid.

For the year ended September 30, 2003, Oakmark, Select, Small Cap, Equity & Income, and Global wrote option contracts. At September 30, 2003, Small Cap and Global had outstanding option contracts for which portfolio securities valued at $1,425,000 and $10,208,800 respectively, were held in escrow by the custodian as cover for the options written.

SECURITY LENDING--

Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during that period. At September 30, 2003, there were no outstanding securities lending transactions.

SHORT SALES--

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale. At September 30, 2003, there were no such securities sold short.

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with Harris Associates L.P. ("Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

    FUND        ADVISORY FEES                         FUND                ADVISORY FEES
    -------------------------------------------------------------------------------------------------------
    Oakmark     1.00% up to $2 billion;               Equity and Income   0.75%
                0.90% on the next $1 billion;
                0.80% on the next $2 billion; and
                0.75% over $5 billion

    Select      1.00% up to $1 billion;               Global              1.00%
                0.95% on the next $500 million;
                0.90% on the next $500 million;       International       1.00% up to $2 billion;
                0.85% on the next $500 million;                           0.95% on the next $1 billion; and
                0.80% on the next $2.5 billion; and                       0.85% over $3 billion
                0.75% over $5 billion

    Small Cap   1.00%                                 Int'l Small Cap     1.25% up to $500 million; and
                                                                          1.10% over $500 million

The Adviser is contractually obligated to reimburse the Funds, through January 31, 2004, to the extent that annual expenses are greater than 1.0% for Class I shares of the Equity and Income Fund; greater than 1.5% for Class I shares of all other domestic funds; greater than 1.75% for Class I shares of the Global Fund; and greater than 2.0% for Class I shares of all other international funds; or are greater than 1.25% for Class II shares of the Equity and Income Fund; greater than 1.75% for Class II shares of all other domestic funds; greater than 2.0% for Class II shares of the Global Fund; and greater than 2.25% for Class II shares of all other international funds.

For the year ended September 30, 2003, the Funds incurred brokerage commissions, including commissions paid to an affiliate of the Adviser, Harris Associates Securities L.P., as follows:

    FUND                     TOTAL COMMISSIONS    COMMISSIONS PAID TO AFFILIATES
    ----------------------------------------------------------------------------
    Oakmark                     $  4,712,567              $    951,853
    Select                         3,944,611                   544,596
    Small Cap                        540,418                   104,000
    Equity & Income                4,171,306                   845,629
    Global                         1,652,181                   170,503
    International                  5,497,451                         0
    Int'l Small Cap                  758,299                         0

CDC IXIS Asset Management Services Co., an affiliate of the Adviser, provides transfer agent services to the Funds. The fees are based on the number of open accounts and the reimbursement of out-of-pocket expenses. For the year ended September 30, 2003, the Funds incurred the following transfer agent expenses:

    FUND                                  TRANSFER AGENT FEES
    ---------------------------------------------------------
    Oakmark                                   $ 2,825,387
    Select                                      1,661,800
    Small Cap                                     418,413
    Equity & Income                             1,161,063
    Global                                        267,441
    International                                 941,105
    Int'l Small Cap                               212,442

The Adviser has entered into agreements with service providers to provide recordkeeping, processing, shareholder communications and other services to the Funds. These services would be provided by the Funds if the shares were held in accounts registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of these fees pursuant to a separate agreement with the Adviser. These fees are reflected as other shareholder servicing fees in the Statement of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred for a participant is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits under the plan are payable upon retirement. The interested trustees are not compensated by the Funds.

3. FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                    COST OF INVESTMENTS                                                   NET UNREALIZED
                     FOR FEDERAL INCOME     GROSS UNREALIZED     GROSS UNREALIZED          APPRECIATION
    FUND               TAX PURPOSES           APPRECIATION        (DEPRECIATION)          (DEPRECIATION)
    -----------------------------------------------------------------------------------------------------
    Oakmark           $  4,283,226,954      $    671,652,479      $   (161,747,908)      $    509,904,571
    Select               3,871,796,681         1,320,294,049           (96,040,686)         1,224,253,363
    Small Cap              331,509,517            67,217,652           (45,443,095)            21,774,557
    Equity & Income      3,940,402,357           420,402,230            (7,963,090)           412,439,140
    Global                 639,010,996            83,774,167            (2,336,625)            81,437,542
    International        2,449,270,639           385,356,290           (40,146,894)           345,209,396
    Int'l Small Cap        404,668,469            89,454,335           (19,728,123)            69,726,212

As of September 30, 2003, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions.

NET CAPITAL LOSS CARRYOVER

    FUND                            2008          2009           2010         2011
    -----------------------------------------------------------------------------------
    Oakmark                    $ 23,897,178  $ 139,015,880   $  2,634,326  $ 27,893,934
    Select                                0      5,156,972     43,881,611    14,649,666
    Small Cap                             0              0              0     8,844,719
    Equity & Income                       0              0      3,347,886    66,672,712
    Global                                0              0              0             0
    International                         0              0     14,901,531    29,140,687
    Int'l Small Cap                       0              0              0    19,830,527

For the year ended September 30, 2003, the Funds have elected to defer to October 1, 2003 post October 2002 capital losses of:

   FUND                                                               AMOUNT
   ----------------------------------------------------------------------------
   Oakmark                                                        $ 122,649,808
   Select                                                           101,966,303
   Small Cap                                                          2,974,352
   International                                                    161,129,206
   Int'l Small Cap                                                   13,629,253

For the year ended September 30, 2003, Global has elected to defer to October 1, 2003 post October 2002 currency losses of $167,123.

At September 30, 2003, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed below) on a tax basis were as follows:

                                UNDISTRIBUTED      UNDISTRIBUTED LONG-   TOTAL DISTRIBUTABLE
   FUND                        ORDINARY INCOME          TERM GAIN              EARNINGS
   -----------------------------------------------------------------------------------------
   Oakmark                     $    19,542,428       $             0        $    19,542,428
   Select                           10,230,003                     0             10,230,003
   Equity & Income                  23,296,919                     0             23,296,919
   Global                               50,908             2,829,266              2,880,174
   International                    19,593,405                     0             19,593,405
   Int'l Small Cap                   3,710,597                     0              3,710,597

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2003 qualified for the dividends received deduction, as follows:

   FUND
   ----------------------------------------------------------------------------
   Oakmark                                                               100.00%
   Select                                                                100.00%
   Equity & Income                                                        48.19%

During the year ended September 30, 2003, the tax character of distributions paid was as follows:

                             DISTRIBUTIONS PAID   DISTRIBUTIONS PAID
                               FROM ORDINARY        FROM LONG-TERM
   FUND                           INCOME             CAPITAL GAIN
   -----------------------------------------------------------------
   Oakmark                     $  13,910,380        $           0
   Select                          3,934,423                    0
   Equity & Income                35,185,804                    0
   International                  15,634,269                    0
   Int'l Small Cap                 3,098,842            9,167,636

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

                                                                           EQUITY &                                      INT'L
                              OAKMARK        SELECT        SMALL CAP        INCOME        GLOBAL     INTERNATIONAL     SMALL CAP
   ------------------------------------------------------------------------------------------------------------------------------
   Purchases               $  1,348,517   $  1,043,382   $     41,605   $  1,516,171   $    495,692   $  1,414,439   $    109,644
   Proceeds from sales          766,678        822,236        127,941        633,717        128,418        649,070        125,084

Purchases at cost and proceeds from sales of long-term U.S. Government securities for the year ended September 30, 2003 were $1,107,455 and $789,794, respectively for Equity and Income.

Transactions in options written during the year ended September 30, 2003 were as follows:

                                                 OAKMARK                          SELECT                        SMALL CAP
                                       ------------------------------------------------------------------------------------------
                                         NUMBER OF       PREMIUMS        NUMBER OF       PREMIUMS       NUMBER OF       PREMIUMS
                                         CONTRACTS       RECEIVED        CONTRACTS       RECEIVED       CONTRACTS       RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Options outstanding at
      September 30, 2002                          0   $           0               0   $           0            0      $         0
   Options written                          190,700      19,342,841         222,795      71,921,178        4,850          615,017
   Options terminated in closing
      purchase transactions                 (18,300)     (2,213,302)        (17,355)     (1,384,340)        (500)         (70,998)
   Options expired                         (112,379)    (10,933,445)        (79,228)     (6,751,845)      (2,400)        (276,091)
   Options exercised                        (60,021)     (6,196,094)       (126,212)    (63,784,993)      (1,000)        (151,159)
                                       ------------   -------------    ------------   -------------       ------      ------------
   Options outstanding at
      September 30, 2003                          0   $           0               0   $           0          950      $   116,769

                                                                  EQUITY & INCOME                    GLOBAL
                                                          ------------------------------------------------------------
                                                           NUMBER OF         PREMIUMS       NUMBER OF       PREMIUMS
                                                           CONTRACTS         RECEIVED       CONTRACTS       RECEIVED
   -------------------------------------------------------------------------------------------------------------------
   Options outstanding at September 30, 2002                  10,190      $    638,100              0     $          0
   Options written                                            26,510         3,633,617         12,723        1,970,518
   Options terminated in closing purchase transactions        (7,455)         (936,662)        (5,550)        (855,705)
   Options expired                                           (21,195)       (2,314,185)        (2,673)        (468,115)
   Options exercised                                          (8,050)       (1,020,870)        (1,500)        (390,710)
                                                          ----------      ------------      ----------    ------------
   Options outstanding at September 30, 2003                       0      $          0          3,000     $    255,988

5. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer, as defined under the Investment Company Act of 1940, is one in which the Trust's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in securities of these issuers for the year ended September 30, 2003, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND

                                                                            MARKET VALUE
                                PURCHASES        SALES         DIVIDEND     SEPTEMBER 30,
   AFFILIATES                    (COST)         PROCEEDS        INCOME          2003
   --------------------------------------------------------------------------------------
   H&R Block, Inc.             $ 19,101,014   $          0   $  2,241,682   $ 130,714,295
   Toys 'R' Us, Inc.                      0              0              0      37,593,750
                               ------------   ------------   ------------   -------------
   TOTALS                      $ 19,101,014   $          0   $  2,241,682   $ 168,308,045

THE OAKMARK SELECT FUND

                                                                                   MARKET VALUE
                                       PURCHASES        SALES         DIVIDEND     SEPTEMBER 30,
   AFFILIATES                           (COST)         PROCEEDS        INCOME          2003
   ---------------------------------------------------------------------------------------------
   H&R Block, Inc.                    $ 56,001,137   $ 20,779,349   $  6,736,252   $ 382,300,370
   The Dun & Bradstreet Corporation              0     28,311,774              0     188,379,746
   Toys 'R' Us, Inc.                    20,391,707     11,947,271              0     164,792,955
                                      ------------   ------------   ------------   -------------
   TOTALS                             $ 76,392,844   $ 61,038,394   $  6,736,252   $ 735,473,071

THE OAKMARK SMALL CAP FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   eFunds Corporation                              $   1,082,784   $   1,565,160   $           0   $  16,395,860
   R.G. Barry Corporation                                      0               0               0       4,680,000
   SureBeam Corporation, Class A                       2,111,950               0               0       6,077,500
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $   3,194,734   $   1,565,160   $           0   $  27,153,360

THE OAKMARK EQUITY AND INCOME FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   First Health Group Corp.                        $  47,563,042   $           0   $           0   $ 103,292,500
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $  47,563,042   $           0   $           0   $ 103,292,500

THE OAKMARK GLOBAL FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   eFunds Corporation                              $   6,637,994   $     633,584   $           0   $  22,785,750
   First Health Group Corp.                           29,159,430       8,419,315               0      27,823,600
   Grupo Aeroportuario del Sureste S.A. de C.V.        1,178,375               0         221,314       6,806,100
   Lotte Chilsung Beverage Co., Ltd.                   4,406,429               0           8,015       6,375,499
   Meitec Corporation                                  5,370,188               0         141,697      14,022,250
   Michael Page International plc                      2,087,755               0         290,457      11,966,936
   Orbotech, Ltd.                                         55,741               0               0       4,674,628
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $  48,895,912   $   9,052,899   $     661,483   $  94,454,763

THE OAKMARK INTERNATIONAL FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   Chargeurs SA                                    $           0   $           0   $   1,454,922   $  30,593,668
   Enodis plc                                                  0               0               0      39,080,214
   Giordano International Limited                      7,084,872               0       2,020,125      37,744,455
   Grupo Aeroportuario del Sureste S.A. de C.V.                0               0         115,676       3,557,400
   Lotte Chilsung Beverage Co., Ltd.                  16,577,455               0          82,989      39,591,705
   Meitec Corporation                                  8,756,459       5,000,446         712,529      59,340,750
   Michael Page International plc                      5,519,118       2,628,656       1,472,461      58,988,739
   Orbotech, Ltd.                                      2,161,360               0               0      41,722,128
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $  40,099,264   $   7,629,102   $   5,858,702   $ 310,619,059

THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                                                                   MARKET VALUE
                                                     PURCHASES         SALES         DIVIDEND      SEPTEMBER 30,
   AFFILIATES                                         (COST)          PROCEEDS        INCOME           2003
   -------------------------------------------------------------------------------------------------------------
   Alaska Milk Corporation                         $           0   $           0   $     276,386   $   2,745,362
   Baycorp Advantage Limited                          11,759,166       1,794,255               0      22,184,264
   Grupo Aeroportuario del Sureste S.A. de C.V.                0         713,436         508,592      15,640,800
   Mainfreight Limited                                         0               0         322,114       6,151,604
   Matichon Public Company Limited,
      Foreign Shares                                           0               0         142,407       4,381,639
   Pfeiffer Vacuum Technology AG                       1,090,531       3,059,827         326,549      14,262,913
   Royal Doulton plc                                           0               0               0       1,069,231
                                                   -------------   -------------   -------------   -------------
   TOTALS                                          $  12,849,697   $   5,567,518   $   1,576,048   $  66,435,813

[OAKMARK FAMILY OF FUNDS LOGO]

                 (This page has been intentionally left blank.)

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      28.08     $      32.01     $      26.95     $      34.37     $      33.54
Income (Loss) From Investment Operations:
   Net Investment Income                              0.13             0.12             0.07             0.49             0.36
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  5.75            (3.85)            5.38            (2.91)            2.51
                                              ------------     ------------     ------------     ------------     ------------
   Total From Investment Operations:                  5.88            (3.73)            5.45            (2.42)            2.87
Less Distributions:
   Dividends (from net investment income)            (0.11)           (0.20)           (0.39)           (0.26)           (0.44)
   Distributions (from capital gains)                 0.00             0.00             0.00            (4.74)           (1.60)
                                              ------------     ------------     ------------     ------------     ------------
   Total Distributions                               (0.11)           (0.20)           (0.39)           (5.00)           (2.04)
                                              ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period                $      33.85     $      28.08     $      32.01     $      26.95     $      34.37
                                              ============     ============     ============     ============     ============
Total Return                                         20.99%          (11.77)%          20.42%           (7.55)%           7.98%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $    4,769.4     $    3,300.9     $    3,109.1     $    2,038.7     $    4,772.8
   Ratio of Expenses to Average Net Assets            1.14%            1.17%            1.15%            1.21%            1.11%
   Ratio of Net Investment Income
      to Average Net Assets                           0.48%            0.38%            0.73%            1.42%            1.02%
   Portfolio Turnover Rate                              21%              44%              57%              50%              13%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  APRIL 5, 2001
                                                 YEAR ENDED       YEAR ENDED         THROUGH
                                                SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                    2003             2002            2001 (a)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $      28.04     $      31.97     $      32.09
Income (Loss) From Investment Operations:
   Net Investment Income                                0.05             0.16             0.05
   Net Gains (Losses) on Securities (both
     realized and unrealized)                           5.69            (3.92)           (0.17)
                                                ------------     ------------     ------------
   Total From Investment Operations:                    5.74            (3.76)           (0.12)
Less Distributions:
   Dividends (from net investment income)              (0.10)           (0.17)            0.00
   Distributions (from capital gains)                   0.00             0.00             0.00
                                                ------------     ------------     ------------
   Total Distributions                                 (0.10)           (0.17)            0.00
                                                ------------     ------------     ------------
Net Asset Value, End of Period                  $      33.68     $      28.04     $      31.97
                                                ============     ============     ============
Total Return                                           20.52%          (11.85)%          (0.37)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $       21.1     $        7.7     $        0.1
   Ratio of Expenses to Average Net Assets              1.53%            1.44%            1.32%*
   Ratio of Net Investment Income to
     Average Net Assets                                 0.06%            0.35%            0.46%*
   Portfolio Turnover Rate                                21%              44%              57%

* Data has been annualized
(a) The date on which Class II shares were first sold to the public was April 5, 2001.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      21.67     $      25.20     $      21.45     $      20.92     $      16.76
Income (Loss) From Investment Operations:
   Net Investment Income                              0.05             0.02             0.03             0.13             0.19
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  5.85            (3.50)            5.17             4.32             4.73
                                              ------------     ------------     ------------     ------------     ------------
   Total From Investment Operations:                  5.90            (3.48)            5.20             4.45             4.92
Less Distributions:
   Dividends (from net investment income)            (0.02)           (0.05)           (0.09)           (0.20)           (0.05)
   Distributions (from capital gains)                 0.00             0.00            (1.36)           (3.72)           (0.71)
                                              ------------     ------------     ------------     ------------     ------------
   Total Distributions                               (0.02)           (0.05)           (1.45)           (3.92)           (0.76)
                                              ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period                $      27.55     $      21.67     $      25.20     $      21.45     $      20.92
                                              ============     ============     ============     ============     ============
Total Return                                         27.25%          (13.85)%          25.75%           24.53%           30.07%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $    4,993.0     $    3,717.6     $    4,161.4     $    1,772.0     $    1,638.9
   Ratio of Expenses to Average Net Assets            1.02%            1.07%            1.08%            1.17%            1.16%
   Ratio of Net Investment Income
      to Average Net Assets                           0.23%            0.09%            0.26%            0.76%            0.98%
   Portfolio Turnover Rate                              20%              32%              21%              69%              67%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                    DECEMBER 31, 1999
                                                 YEAR ENDED         YEAR ENDED       YEAR ENDED         THROUGH
                                                SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                                    2003               2002             2001            2000 (a)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $      21.56       $      25.10     $      21.40         $      18.42
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                         0.00(b)           (0.04)            0.00(b)              0.10
   Net Gains (Losses) on Securities (both
     realized and unrealized)                           5.81              (3.50)            5.10                 2.88
                                                ------------       ------------     ------------         ------------
   Total From Investment Operations:                    5.81              (3.54)            5.10                 2.98
Less Distributions:
   Dividends (from net investment income)               0.00               0.00            (0.06)                0.00
   Distributions (from capital gains)                   0.00               0.00            (1.34)                0.00
                                                ------------       ------------     ------------         ------------
   Total Distributions                                  0.00               0.00            (1.40)                0.00
                                                ------------       ------------     ------------         ------------
Net Asset Value, End of Period                  $      27.37       $      21.56     $      25.10         $      21.40
                                                ============       ============     ============         ============
Total Return                                           26.95%            (14.10)%          25.28%               16.18%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $       93.1       $       64.4     $       35.4         $        6.8
   Ratio of Expenses to Average Net Assets              1.29%              1.36%            1.40%                1.41%*
   Ratio of Net Investment Income (Loss) to
     Average Net Assets                                (0.04)%            (0.19)%          (0.08)%               0.59%*
   Portfolio Turnover Rate                                20%                32%              21%                  69%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was December 31, 1999.
(b) Amount rounds to less than $(0.01) per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      14.10     $      14.57     $      15.10     $      13.88      $     12.63
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                      (0.12)           (0.11)            0.00             0.00             0.14
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  3.20            (0.36)           (0.02)            1.22             1.20
                                              ------------     ------------     ------------     ------------     ------------
   Total From Investment Operations:                  3.08            (0.47)           (0.02)            1.22             1.34
Less Distributions:
   Dividends (from net investment income)             0.00             0.00             0.00             0.00             0.00
   Distributions (from capital gains)                 0.00             0.00            (0.51)            0.00            (0.09)
                                              ------------     ------------     ------------     ------------     ------------
   Total Distributions                                0.00             0.00            (0.51)            0.00            (0.09)
                                              ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period                $      17.18     $      14.10     $      14.57     $      15.10      $     13.88
                                              ============     ============     ============     ============     ============
Total Return                                         21.84%           (3.23)%           0.07%            8.79%           10.56%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $      350.3     $      356.9     $      264.6     $      248.7      $     437.1
   Ratio of Expenses to Average Net Assets            1.36%            1.33%            1.27%            1.50%(a)         1.48%
   Ratio of Net Investment Loss
      to Average Net Assets                          (0.69)%          (0.67)%          (0.28)%          (0.41)%(a)       (0.44)%
   Portfolio Turnover Rate                              13%              22%              47%              28%              68%

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser ratios would have been as follows:

                                                                                                SEPTEMBER 30,
                                                                                                     2000
-------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                               1.59%
Ratio of Net Investment Loss to Average Net Assets                                                   (0.50)%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                   APRIL 10, 2002
                                                                                                  YEAR ENDED          THROUGH
                                                                                                 SEPTEMBER 30,      SEPTEMBER 30,
                                                                                                     2003              2002 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                             $      14.09       $      19.71
Income (Loss) From Investment Operations:
   Net Investment Loss                                                                                  (0.16)             (0.20)(b)
   Net Gains (Losses) on Securities (both
     realized and unrealized)                                                                            3.17              (5.42)
                                                                                                 ------------       ------------
   Total From Investment Operations:                                                                     3.01              (5.62)
                                                                                                 ------------       ------------
Net Asset Value, End of Period                                                                   $      17.10       $      14.09
                                                                                                 ============       ============
Total Return                                                                                            21.36%            (28.51)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                                          $        0.8       $        0.5
   Ratio of Expenses to Average Net Assets                                                               1.75%(c)           1.48%*
   Ratio of Net Investment Loss to Average Net Assets                                                   (1.08)%(c)        (0.85)%*
   Portfolio Turnover Rate                                                                                 13%                22%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was April 10, 2002.
(b) Computed using average shares outstanding throughout the period.
(c) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                                SEPTEMBER 30,
                                                                                                     2003
------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                                  1.85%
Ratio of Net Investment Loss to Average Net Assets                                                      (1.18)%

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      17.18     $      17.45     $      16.50     $      15.68     $      13.99
Income (Loss) From Investment Operations:
   Net Investment Income                              0.17             0.33(a)          0.08             0.35             0.39
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  3.19            (0.40)            2.11             2.28             1.72
                                              ------------     ------------     ------------     ------------     ------------
   Total From Investment Operations:                  3.36            (0.07)            2.19             2.63             2.11
Less Distributions:
   Dividends (from net investment income)            (0.24)           (0.16)           (0.24)           (0.45)           (0.21)
   Distributions (from capital gains)                 0.00            (0.04)           (1.00)           (1.36)           (0.21)
                                              ------------     ------------     ------------     ------------     ------------
   Total Distributions                               (0.24)           (0.20)           (1.24)           (1.81)           (0.42)
                                              ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period                $      20.30     $      17.18     $      17.45     $      16.50     $      15.68
                                              ============     ============     ============     ============     ============
Total Return                                         19.75%           (0.47)%          14.40%           18.51%           15.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $    4,138.0     $    2,241.9     $      620.1     $       54.5     $       60.3
   Ratio of Expenses to Average Net Assets            0.93%            0.96%            0.98%            1.24%            1.18%
   Ratio of Net Investment Income
      to Average Net Assets                           1.07%            1.71%            2.07%            3.04%            2.65%
   Portfolio Turnover Rate                              48%              73%             124%              87%              81%

(a) Computed using average shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       JULY 13, 2000
                                                 YEAR ENDED         YEAR ENDED       YEAR ENDED           THROUGH
                                                SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,      SEPTEMBER 30,
                                                    2003               2002             2001              2000 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $      17.15       $      17.40     $      16.49       $      15.51
Income (Loss) From Investment Operations:
   Net Investment Income                                0.16               0.30(b)          0.07               0.30
   Net Gains (Losses) on Securities (both
     realized and unrealized)                           3.15              (0.40)            2.08               0.68
                                                ------------       ------------     ------------       ------------
   Total From Investment Operations:                    3.31              (0.10)            2.15               0.98
Less Distributions:
   Dividends (from net investment income)              (0.22)             (0.11)           (0.24)              0.00
   Distributions (from capital gains)                   0.00              (0.04)           (1.00)              0.00
                                                ------------       ------------     ------------       ------------
   Total Distributions                                 (0.22)             (0.15)           (1.24)              0.00
                                                ------------       ------------     ------------       ------------
Net Asset Value, End of Period                  $      20.24       $      17.15     $      17.40       $      16.49
                                                ============       ============     ============       ============
Total Return                                           19.46%             (0.60)%          14.07%              6.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $      246.6       $      118.7     $        3.3       $        0.4
   Ratio of Expenses to Average Net Assets              1.17%              1.20%            1.23%              1.32%*
   Ratio of Net Investment Income to
     Average Net Assets                                 0.84%              1.50%            1.95%              2.59%*
   Portfolio Turnover Rate                                48%                73%             124%                87%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was July 13, 2000.
(b) Computed using average shares outstanding throughout the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                   AUGUST 4, 1999
                                            YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED         THROUGH
                                           SEPTEMBER 30,    SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                               2003             2002                2001              2000             1999 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    11.30       $    10.83         $    10.91         $     9.18        $    10.00
Income (Loss) From Investment Operations:
   Net Investment Income                          0.01             0.00(b)(c)         0.03               0.11              0.01
   Net Gains (Losses) on Securities
      (both realized and unrealized)              5.67             0.76(d)            0.12               1.63             (0.83)
                                            ----------       ----------         ----------         ----------        ----------
   Total From Investment Operations:              5.68             0.76               0.15               1.74             (0.82)
Less Distributions:
   Dividends (from net investment income)         0.00             0.00              (0.17)             (0.01)             0.00
   Distributions (from capital gains)             0.00            (0.29)             (0.06)              0.00              0.00
                                            ----------       ----------         ----------         ----------        ----------
   Total Distributions                            0.00            (0.29)             (0.23)             (0.01)             0.00
                                            ----------       ----------         ----------         ----------        ----------
Net Asset Value, End of Period              $    16.98       $    11.30         $    10.83         $    10.91        $     9.18
                                            ==========       ==========         ==========         ==========        ==========
Total Return                                     50.27%            6.84%              1.37%             18.97%            (8.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)     $    704.8       $    175.6         $     48.2         $     27.2        $     24.0
   Ratio of Expenses to Average Net Assets        1.28%            1.55%              1.75%(f)           1.75%(f)          1.75%*(f)
   Ratio of Net Investment Income
      (Loss) to Average Net Assets                0.00%(e)        (0.01)%             0.00(f)            0.54%(f)          0.98%*(f)
   Portfolio Turnover Rate                          42%              86%               114%               147%                7%

* Data has been annualized.
(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b) Amount rounds to less than $(0.01) per share.
(c) Computed using average shares outstanding throughout the period.
(d) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(e) Rounds to less than 0.01%.
(f) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser ratios would have been as follows:

                                                                                SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,
                                                                                    2001               2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                1.80%             1.96%             2.22%*
Ratio of Net Investment Income (Loss) to Average Net Assets                           (0.05)%            0.34%             0.51%*

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                OCTOBER 10, 2001
                                                                                              YEAR ENDED            THROUGH
                                                                                             SEPTEMBER 30,       SEPTEMBER 30,
                                                                                                 2003               2002 (a)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                         $      11.24        $      11.25
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                                                                      0.02               (0.03)
   Net Gains on Securities (both realized and unrealized)                                            5.58                0.31(b)
                                                                                             ------------        ------------
   Total From Investment Operations:                                                                 5.60                0.28
Less Distributions:
   Dividends (from net investment income)                                                            0.00                0.00
   Distributions (from capital gains)                                                                0.00               (0.29)
                                                                                             ------------        ------------
   Total Distributions                                                                               0.00               (0.29)
                                                                                             ------------        ------------
Net Asset Value, End of Period                                                               $      16.84        $      11.24
                                                                                             ============        ============
Total Return                                                                                        49.82%               2.31%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                                      $        5.8        $        0.6
   Ratio of Expenses to Average Net Assets                                                           1.46%               1.86%*
   Ratio of Net Investment Loss to Average Net Assets                                               (0.01)%             (0.26)%*
   Portfolio Turnover Rate                                                                             42%                 86%

* Data has been annualized.
(a) The date on which Class II shares were first offered for sale to the public was October 10, 2001.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2003             2002             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    12.17       $    12.51        $     15.40        $    13.95      $    10.42
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                      0.11             0.14               0.20              1.02           (0.34)
   Net Gains (Losses) on Securities
     (both realized and unrealized)                  3.52            (0.31)             (2.07)             0.92            4.89
                                               ----------       ----------        -----------        ----------      ----------
   Total From Investment Operations:                 3.63            (0.17)             (1.87)             1.94            4.55
Less Distributions:
   Dividends (from net investment income)           (0.13)           (0.17)             (0.51)            (0.49)          (0.24)
   Distributions (from capital gains)                0.00             0.00              (0.51)             0.00           (0.78)
                                               ----------       ----------        -----------        ----------      ----------
   Total Distributions                              (0.13)           (0.17)             (1.02)            (0.49)          (1.02)
                                               ----------       ----------        -----------        ----------      ----------
Net Asset Value, End of Period                 $    15.67       $    12.17        $     12.51        $    15.40      $    13.95
                                               ==========       ==========        ===========        ==========      ==========
Total Return                                        29.97%           (1.53)%           (13.10)%           14.27%          46.41%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)        $  2,676.6       $  1,393.8        $     738.5        $    782.4      $    811.1
   Ratio of Expenses to Average Net Assets           1.25%            1.31%              1.30%             1.30%           1.29%
   Ratio of Net Investment Income to
     Average Net Assets                              1.03%            1.34%              1.40%             1.87%           1.94%
   Portfolio Turnover Rate                             34%              24%                58%               64%             54%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                     NOVEMBER 4, 1999
                                                 YEAR ENDED         YEAR ENDED       YEAR ENDED          THROUGH
                                                SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                                    2003               2002             2001             2000 (a)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $      12.13       $      12.47     $      15.37       $      14.36
Income (Loss) From Investment Operations:
   Net Investment Income                                0.08               0.15             0.17               0.96
   Net Gains (Losses) on Securities (both
     realized and unrealized)                           3.48              (0.37)           (2.10)              0.54
                                                ------------       ------------     ------------       ------------
   Total From Investment Operations:                    3.56              (0.22)           (1.93)              1.50
Less Distributions:
   Dividends (from net investment income)              (0.11)             (0.12)           (0.49)             (0.49)
   Distributions (from capital gains)                   0.00               0.00            (0.48)              0.00
                                                ------------       ------------     ------------       ------------
   Total Distributions                                 (0.11)             (0.12)           (0.97)             (0.49)
                                                ------------       ------------     ------------       ------------
Net Asset Value, End of Period                  $      15.58       $      12.13     $      12.47       $      15.37
                                                ============       ============     ============       ============
Total Return                                           29.52%             (1.76)%         (13.44)%            10.79%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $      123.2       $       48.5     $        1.9       $        0.1
   Ratio of Expenses to Average Net Assets              1.67%              1.58%            1.64%              1.50%*
   Ratio of Net Investment Income to Average
     Net Assets                                         0.69%              1.33%            0.62%              1.98%*
   Portfolio Turnover Rate                                34%                24%              58%                64%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was November 4, 1999.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                     2003           2002          2001            2000           1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  10.17       $  10.00        $  11.51      $  12.64        $   6.89
Income (Loss) From Investment Operations:
   Net Investment Income                              0.11           0.11            0.13          0.23            0.24
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  3.82           0.36(a)        (0.81)        (0.66)           5.71
                                                  --------       --------        --------      --------        --------
   Total From Investment Operations:                  3.93           0.47           (0.68)        (0.43)           5.95
Less Distributions:
   Dividends (from net investment income)            (0.09)         (0.16)          (0.34)        (0.11)          (0.20)
   Distributions (from capital gains)                (0.27)         (0.14)          (0.49)        (0.59)           0.00
                                                 ---------       --------        --------      --------        --------
   Total Distributions                               (0.36)         (0.30)          (0.83)        (0.70)          (0.20)
                                                  --------      ---------        --------      --------        --------
Net Asset Value, End of Period                    $  13.74       $  10.17        $  10.00      $  11.51        $  12.64
                                                  ========       ========        ========      ========        ========
Total Return                                         39.78%          4.68%          (6.18)%       (3.44)%         88.02%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)           $  477.8       $  357.7        $  118.9      $   90.3        $  155.4
   Ratio of Expenses to Average Net Assets            1.57%          1.64%           1.74%         1.77%           1.79%
   Ratio of Net Investment Income
      to Average Net Assets                           0.99%          1.28%           1.83%         1.99%           2.31%
   Portfolio Turnover Rate                              30%            42%             49%           40%            126%

(a) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                          JANUARY 8, 2001
                                                                          YEAR ENDED     YEAR ENDED           THROUGH
                                                                         SEPTEMBER 30,  SEPTEMBER 30,      SEPTEMBER 30,
                                                                             2003           2002              2001 (a)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 10.14        $  9.97           $ 10.73
Income (Loss) From Investment Operations:
   Net Investment Income                                                       0.08           0.13(b)           0.15
   Net Gains (Losses) on Securities (both realized and unrealized)             3.81           0.30(b)(c)       (0.91)
                                                                            -------        -------           -------
   Total From Investment Operations:                                           3.89           0.43             (0.76)
Less Distributions:
   Dividends (from net investment income)                                     (0.07)         (0.12)             0.00
   Distributions (from capital gains)                                         (0.27)         (0.14)             0.00
                                                                            -------        -------           -------
   Total Distributions                                                        (0.34)         (0.26)             0.00
                                                                            -------        -------           -------
Net Asset Value, End of Period                                              $ 13.69        $ 10.14           $  9.97
                                                                            =======        =======           =======
Total Return                                                                  39.39%          4.25%            (7.08)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                     $   0.4        $   0.3           $   0.0
   Ratio of Expenses to Average Net Assets                                     1.81%          1.87%             1.97%*
   Ratio of Net Investment Income to Average Net Assets                        0.72%          1.06%             1.76%*
   Portfolio Turnover Rate                                                       30%            42%               49%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was January 8, 2001.
(b)  Computed using average shares outstanding throughout the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OAKMARK FAMILY OF FUNDS

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
  HARRIS ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES, INCLUDING THE SCHEDULES OF INVESTMENTS, OF HARRIS ASSOCIATES INVESTMENT TRUST COMPRISING THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (COLLECTIVELY, THE "FUNDS") AS OF SEPTEMBER 30, 2003, THE RELATED STATEMENTS OF OPERATIONS FOR THE YEAR THEN ENDED, AND THE STATEMENTS OF CHANGES IN NET ASSETS AND FINANCIAL HIGHLIGHTS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUNDS' MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS. THE FUNDS' FINANCIAL HIGHLIGHTS FOR THE PERIODS ENDED PRIOR TO SEPTEMBER 30, 2002, WERE AUDITED BY OTHER AUDITORS WHO HAVE CEASED OPERATIONS. THOSE AUDITORS EXPRESSED AN UNQUALIFIED OPINION ON THOSE FINANCIAL HIGHLIGHTS IN THEIR REPORT DATED OCTOBER 26, 2001.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2003, BY CORRESPONDENCE WITH THE FUNDS' CUSTODIAN AND BROKERS; WHERE REPLIES WERE NOT RECEIVED FROM BROKERS, WE PERFORMED OTHER AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF EACH OF THE FUNDS AS OF SEPTEMBER 30, 2003, THE RESULTS OF THEIR OPERATIONS FOR THE YEAR THEN ENDED, AND THE CHANGES IN THEIR NET ASSETS AND THEIR FINANCIAL HIGHLIGHTS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
October 27, 2003

FEDERAL TAX INFORMATION (UNAUDITED)

International and Int'l Small Cap paid qualifying foreign taxes of $5,707,195 and $1,334,360 and earned $48,996,094 and $10,763,639 foreign source income during the year ended September 30, 2003, respectively. Pursuant to Section 853 of the Internal Revenue Code, International and Int'l Small Cap designated $0.04829 and $0.03839 per share as foreign taxes paid and $0.41455 and $0.30964 per share as income earned from foreign sources for the year ended September 30, 2003, respectively.

The funds intend to designate the maximum amount of qualified dividend income allowed.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the Funds represents the investments of the Funds and the views of fund managers and Harris Associates L.P., the Funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND CLOSED TO NEW INVESTORS AS OF 5/4/01.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

     The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

3. During the period since inception (8/4/99 - 9/30/03), IPO's contributed an annualized 2.05% to the performance of the Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

4. The quoted passages by Dennis Kozlowski, Bernie Ebbers and Ken Lay are taken from "Lessons from the Top" written by Thomas J. Neff and James Citrin and published in 1999 by Doubleday, a division of Random House Inc.

5. The excerpted quotes by Congressman Thomas G. Tancredo are taken from a letter dated September 13, 2001 from United States Congressman
     Thomas G. Tancredo of Colorado to Chairman Harvey L. Pitt of the United States Securities and Exchange Commission.

6. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

7. The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ. This index is unmanaged and investors cannot actually make investments in this index.

8. The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

9. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

10. The Lipper Large Cap Value Fund Index measures the performance of the 30 largest U.S. large-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

11. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

12. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

13. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

14. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations. This index is unmanaged and investors cannot actually make investments in this index.

15. The Lipper Small Cap Value Fund Index measures the performance of the 30 largest U.S. small-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

16. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

17. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices. This index is unmanaged and investors cannot actually make investments in this index.

18. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand, and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

19. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

20. Lipper, Inc. is an independent monitor of mutual fund performance. Based on total return for the one-year, three-year, and since inception periods through 9/30/03, Lipper ranked The Oakmark Global Fund 2 of 319 (top 1%), 1 of 227, and 3 of 187 (top 2%) global funds, respectively. Lipper rankings are based upon changes in net asset value with dividends reinvested.

21. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.

22. Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. This index is unmanaged and investors cannot actually make investments in this index.

23. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

24. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

25. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FAMILY OF FUNDS

     TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Family of Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of 65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

  NAME AND AGE AT SEPTEMBER 30, 2003, POSITIONS HELD WITH THE TRUST, DATE FIRST
   ELECTED OR APPOINTED TO OFFICE, PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS,
                            OTHER DIRECTORSHIPS HELD

TRUSTEES WHO ARE "INTERESTED PERSONS"*

Peter S. Voss, 57, Trustee, 1995
     President and Chief Executive Officer, CDC IXIS Asset Management North America, L.P., formerly known as Nvest Companies, L.P. and its predecessor firms (investment management); Director, Harris Associates, Inc. ("HAI"). Chairman of the Board, AEW Real Estate Income Fund (a closed-end investment company); Chairman of the Board and Chief Executive Officer, CDC Nvest Funds (an open-end investment company--14 portfolios).

John R. Raitt, 48, Trustee and Executive Vice President, 2003
     President and Chief Executive Officer, HAI, Harris Associates Securities L.P. ("HASLP") and Harris Associates L.P. ("HALP"), since 2003, Chief Operating Officer, HALP, since 2001; Director of Research, HALP since 1998; Associate Director of Research and Analyst, HALP, prior thereto. None.

TRUSTEES WHO ARE NOT "INTERESTED PERSONS"

Victor A. Morgenstern, 61, Trustee and Chairman of the Board of Trustees, 1991
     Chairman of the Board and Chief Executive Officer, Resolute Advisors (private investment management firm); Chairman and Principal, Valor Equity Partners, LLC (private equity fund); formerly, Chairman of the Board, HAI, 1996-2000 and President and Chief Executive Officer, prior thereto; Chairman, Harris Partners, L.L.C., 1995-2000, Director, Bio-Sante Pharmaceuticals, Inc. (early stage pharmaceutical company).

Michael J. Friduss, 61, Trustee, 1995
     Principal, MJ Friduss & Associates, Inc. (telecommunications consultants). None.

Thomas H. Hayden, 52, Trustee, 1995
     Executive Vice President, Campbell Mithun (advertising and marketing communication agency). None.

Christine M. Maki, 42, Trustee, 1995
     Vice President--Tax, Hyatt Corporation (hotels and resorts). Director, Illinois CPA Society. None.

Allan J. Reich, 55, Trustee, 1993
     Partner of the law firm, Seyfarth Shaw LLP (formerly D'Ancona & Pflaum
     LLC). None.

Marv R. Rotter, 58, Trustee, 1996
     Senior Advisor to President and CEO of AXA Advisors, LLC (formerly named Rotter & Associates), since 1999, and President, prior thereto (financial services firm). None.

Burton W. Ruder, 59, Trustee, 1995
     President, The Academy Financial Group (venture capital investment and transaction financing firm); Manager, Cedar Green Associates (real estate management firm). None.

Gary N. Wilner, M.D., 62, Trustee, 1993
     Senior Attending Physician, Evanston Hospital; Medical
     Director--CardioPulmonary Wellness Program, Evanston Hospital Corporation. Director, North America Scientific, Inc.

OFFICERS OF THE TRUST

James P. Benson, 46, Vice President and Portfolio Manager (The Oakmark Small Cap
     Fund), 2000
     Portfolio Manager and Analyst, HALP, since 1997. None.

Henry R. Berghoef, 54, Vice President and Portfolio Manager (The Oakmark Select
     Fund), 2000
     Associate Director of Research, Portfolio Manager and Analyst, HALP. None.

Kevin G. Grant, 39, Vice President and Portfolio Manager (The Oakmark Fund),
     2000
     Portfolio Manager and Analyst, HALP. None.

David G. Herro, 42, Vice President and Portfolio Manager (The Oakmark
     International Fund and The Oakmark International Small Cap Fund), 1992 Portfolio Manager and Analyst, HALP. None.

Gregory L. Jackson, 37, Vice President and Portfolio Manager (The Oakmark Global
     Fund), 2000
     Portfolio Manager and Analyst, HALP, since July 1998; Portfolio
     Manager and Analyst, Yacktman Asset Management Inc., prior thereto. None.

John J. Kane, 32, Assistant Treasurer, 1999
     Manager--Mutual Fund and Institutional Services, HALP. None.

Robert Levy, 53, President, 2001
     Chairman, HAI, Chief Investment Officer, HALP, since 2001; President and Chief Executive Officer, HAI, HALP and HASLP, 1997-2002; Portfolio Manager, HALP. None.

Clyde S. McGregor, 50, Vice President and Portfolio Manager (The Oakmark Equity and Income Fund), 1995
     Portfolio Manager and Analyst, HALP. None.

William C. Nygren, 44, Vice President and Portfolio Manager (The Oakmark Fund and The Oakmark Select Fund), 1996
     Portfolio Manager and Analyst, HALP; formerly, Director of Research, HALP, 1990-1998. None.

Vineeta D. Raketich, 32, Vice President, 2003
     Manager, International Operations & Client Relations, HALP since 2003; Supervisor, Mutual Fund & Institutional Services, HALP, prior thereto. None.

Janet L. Reali, 52, Vice President and Secretary, 2001
     Vice President, General Counsel and Secretary, HALP, since 2001; formerly, Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. 1995-1999 (broker/dealer). None.

Ann W. Regan, 55, Vice President--Shareholder Operations and Assistant
     Secretary, 1996
     Director of Mutual Fund Operations, HALP. None.

Kristi L. Rowsell, 37, Treasurer, 2000
     Director, Chief Financial Officer and Treasurer, HAI; Chief Financial Officer, HALP and HASLP, since 1999; Assistant Treasurer, HALP, prior thereto. None.

Edward A. Studzinski, 54, Vice President and Portfolio Manager (The Oakmark
     Small Cap Fund and The Oakmark Equity and Income Fund), 2000
     Portfolio Manager and Analyst, HALP. None.

Michael J. Welsh, 40, Vice President and Portfolio Manager (The Oakmark Global
     Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund), 1997
     Portfolio Manager and Analyst, HALP. None.

* Mr. Voss is a trustee who is an "interested person" of the Funds as defined in the Investment Company Act of 1940, because he is a director of HAI, the general partner and manager of HALP, the investment adviser to the Funds. Mr. Voss is also the President and Chief Executive Officer of CDC IXIS Asset Management North America, L.P. the parent company of HALP. Mr. Raitt is a trustee who is an "interested person" of the Funds because he is the President and Chief Executive Officer of HAI, HASLP (the Funds' distributor) and HALP.

The business address of the officers and trustees is Two North LaSalle Street, #500, Chicago, Illinois 60602.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: A UNIFIED EFFORT AIMED AT IDENTIFYING THE BEST VALUES IN THE MARKETPLACE. FROM THE LIST OF APPROVED STOCKS, EACH FUND MANAGER CONSTRUCTS A RELATIVELY FOCUSED PORTFOLIO, BUILT ON A STOCK-BY-STOCK BASIS FROM THE BOTTOM UP.

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.

                                     INVEST
     Managers select stocks from the approved list for their specific funds

                                  APPROVED LIST
                       Securities available for investment

                      QUANTITATIVE AND QUALITATIVE RESEARCH
          Rigorous analysis is performed to ensure that the stock meets our strict value standards

                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than
1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.
   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FAMILY OF FUNDS

  OTHER INFORMATION

  INVESTMENT ADVISER
     Harris Associates L.P.
     Two North LaSalle Street
     Chicago, Illinois 60602-3790

  TRANSFER AGENT
     CDC IXIS Asset Management Services, Inc.
     Boston, Massachusetts

  LEGAL COUNSEL
     Bell, Boyd & Lloyd LLC
     Chicago, Illinois

  INDEPENDENT AUDITORS
     Deloitte & Touche LLP
     Chicago, Illinois

  CONTACT US
     Please call 1-800-OAKMARK
     (1-800-625-6275)
     or 617-449-6274

  WEBSITE
     www.oakmark.com


  TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR
  (617) 449-6274.


  This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.
  No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares held 90 days or less from any Fund except The Oakmark Fund or The Oakmark Equity and Income Fund.

                                 P.O. BOX 219558
                           KANSAS CITY, MO 64121-9558

[OAKMARK FAMILY OF FUNDS LOGO]

                                  1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: November 2003.